UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Ekso Bionics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EKSO BIONICS HOLDINGS, INC.

1414 Harbour Way South, Suite 1201

Richmond, California 94804

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Meeting”) of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), will be held at the offices of the Company at 1414 Harbour Way South, Suite 1201, Richmond, California 94804 on Tuesday, June 20, 2017 at 8:30 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	To elect eight members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2018 and until their respective successors are elected and qualified;
2.	To approve our 2017 Employee Stock Purchase Plan;
3.	To approve an amendment to our Amended and Restated 2014 Equity Incentive Plan to increase the number of shares available for grant from 3,714,285 shares to 4,714,285 shares;
4.	To ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2017; and
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 25, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification. In order to vote your shares at the Meeting, you must obtain from the nominee a proxy issued in your name.

We have elected to provide our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules, which allows us to conserve natural resources and reduce our printing and mailing costs related to the Meeting. On or about April 28, 2017, we will mail to our stockholders of record as of April 25, 2017 a notice containing instructions on how to access our proxy statement and annual report on the Internet and also how to vote their shares. If you received a notice by mail you will not receive a printed copy of the proxy materials unless you specifically request them. Both the notice and this Proxy Statement contain instructions on how you can request a paper copy of the proxy statement and annual report.

Your vote is important. Whether or not you plan to attend the Meeting we hope you will vote as soon as possible. If you received a Notice of Internet Availability of Proxy Materials, you can vote via the Internet at www.proxyvote.com. If you received printed proxy materials, you may vote via the internet, by telephone, or by mail.

By Order of the Board of Directors,
/s/ Thomas Looby
Thomas Looby
President and Chief Executive Officer

Richmond, California

April 28, 2017

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EKSO BIONICS HOLDINGS, INC.

1414 Harbour Way South, Suite 1201

Richmond, California 94804

PROXY STATEMENT

2017 Annual Meeting of Stockholders

To Be Held On June 20, 2017

This Proxy Statement, a Proxy Card and an Annual Report to Stockholders for the year ended December 31, 2016 have been provided to you on the Internet, or upon your request, have been delivered to you, in connection with the solicitation of proxies by the Board of Directors of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders to be held on Tuesday, June 20, 2017, at 8:30 a.m., local time, at the offices of the Company at 1414 Harbour Way South, Suite 1201, Richmond, California, and at any adjournment or postponement thereof (the “Meeting”). All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. Unless the context otherwise requires, references to the “Company,” “we,” “us,” and “our” refer to Ekso Bionics Holdings, Inc.

We are mailing a Notice Regarding Internet Availability of Proxy Materials, or paper copies of the proxy materials, to our stockholders of record as of April 25, 2017 (the “Record Date”), for the first time on or about April 28, 2017.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving access to these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Meeting to be held on Tuesday, June 20, 2017, at 8:30 a.m., local time, at the offices of the Company at 1414 Harbour Way South, Suite 1201, Richmond, California. As a stockholder of record or beneficial owner of shares of the Company at the close of business on the Record Date, you are invited to attend our Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. You are strongly encouraged to read this Proxy Statement and the Annual Report, which include information that you may find useful in determining how to vote.

What is the purpose of the Meeting?

At the Meeting, our stockholders will consider and vote upon the following matters:

1.	To elect eight members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2018 and until their respective successors are elected and qualified;

2.	To approve our 2017 Employee Stock Purchase Plan;

3.	To approve an amendment to our Amended and Restated 2014 Equity Incentive Plan to increase the number of shares available for grant from 3,714,285 shares to 4,714,285 shares;

4.	To ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2017; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

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Members of our Board of Directors and management and representatives of OUM & Co., LLP, our independent registered public accounting firm, will be present at the Meeting to respond to appropriate questions from stockholders.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?

We are pleased to be using the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials to their stockholders primarily over the Internet instead of mailing printed copies of those materials to each stockholder. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Meeting, and help conserve natural resources. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to our stockholders commencing on or about April 28, 2017, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet. Electronic Copies of our proxy materials are available at www.proxyvote.com.

If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

Who is entitled to vote at the Meeting?

Only common stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 25,634,568 shares of common stock, $0.001 par value per share.

What are the voting rights of the holders of common stock?

Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Meeting.

Who can attend the Meeting?

All of our stockholders as of the Record Date may attend the Meeting.

Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Meeting. However, if you wish to attend the Meeting, please bring to the Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (510) 984-1761 or customerrelations@eksobionics.com for directions to the Meeting.

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for ten days prior to the Meeting at the office of the Secretary of the Company at the above address, and at the time and place of the Meeting.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. Stockholders representing a majority of the votes entitled to be cast at the Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Meeting or vote by proxy as instructed below.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account by a bank, broker or other nominee (the record holder of your shares), then you are the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your record holder how to vote your shares of common stock, and the record holder is required to vote your shares of common stock in accordance with your instructions.

How do I vote?

If on the Record Date you are the stockholder of record and you received a Notice of Internet Availability of Proxy Materials, you may vote:

•	Over the Internet. Go to the website of our tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), at www.proxyvote.com. Have your Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to access the proxy materials and vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on Monday, June 19, 2017, the day before the Meeting, for your proxy to be valid and your vote to count.

•	In Person at the Meeting. You can vote in person by attending the Meeting and completing a ballot, which we will provide to you at the meeting.

•	Vote by Mail or Telephone: You may only vote by mail or telephone if you received your proxy materials by mail. If you wish to request printed copies of proxy materials by mail, you may do so at www.proxyvote.com, by calling 1-800-579-1639 or by sending an email to sendmaterial@proxyvote.com.

If on the Record Date you are the stockholder of record and you received your proxy materials by mail, you may vote:

•	Over the Internet. Go to the website of our tabulator, Broadridge, at www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on Monday, June 19, 2017, the day before the Meeting, for your proxy to be valid and your vote to count.

•	By Telephone: Call 1-800-690-6903 or the number on your proxy card. Have your proxy card in hand when you call and then follow the instructions to vote your shares. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on Monday, June 19, 2017, the day before the Meeting, for your proxy to be valid and your vote to count.

•	By Mail. Complete and sign your proxy card and mail it to Broadridge in the postage prepaid envelope we provided. Broadridge must receive the proxy card not later than Monday, June 19, 2017, the day before the Meeting, for your proxy to be valid and your vote to count.

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•	In Person at the Meeting. You can vote in person by attending the Meeting and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the Notice of Internet Availability of Proxy Materials or hardcopies of the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the Notice of Internet Availability of Proxy Materials or hardcopies of the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the Notice of Internet Availability of Proxy Materials or hardcopies of the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Meeting, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement.  You will not be able to vote shares you hold in street name in person at the Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

What if I do not specify how my shares are to be voted?

If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank, broker or other nominee how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “discretionary” items but not with respect to “non-discretionary” items. In the case of a non-discretionary item, if you do not provide your broker or nominee with voting instructions, your shares of common stock will be considered “broker non-votes” on that proposal. Please note that the election of directors, the approval of our 2017 Employee Stock Purchase Plan and the approval of an amendment to our Amended and Restated 2014 Equity Incentive Plan are considered “non-discretionary” items and accordingly brokers and other nominees holding shares beneficially owned by their clients may not cast votes with respect to such proposals unless they have received voting instructions from their clients. If you are a beneficial owner of common stock, it is important that you provide instructions to your bank, broker or other holder of record so that your votes are counted.

Can I change my vote after I submit my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to us at Ekso Bionics Holdings, Inc., 1414 Harbour Way South, Suite 1201, Richmond, California 94804, Attention: Secretary.

•	You may attend the Meeting and vote in person (although simply attending the Meeting will not, by itself, revoke your proxy).

If your shares are held in street name, you should contact your bank, broker or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Meeting, you may change your vote by attending the Meeting and voting in person.

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How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•	FOR the election of each of the nominees for director;

•	FOR the approval of our 2017 Employee Stock Purchase Plan;

•	FOR the approval of an amendment to our Amended and Restated 2014 Equity Incentive Plan to increase the number of shares available for grant from 3,714,285 shares to 4,714,285 shares; and

•	FOR the ratification of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2017.

Will any other business be conducted at the Meeting?

We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Election of Directors.  The affirmative vote of a plurality of the votes cast by the holders of common stock is required to elect the nominees for director. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and broker non-votes will have no effect on the outcome of this proposal.

Approval of 2017 Employee Stock Purchase Plan. The affirmative vote of a majority of the votes cast by the holders of common stock is required to approve the 2017 Employee Stock Purchase Plan. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Approval of Amendment to the Amended and Restated 2014 Equity Incentive Plan. The affirmative vote of a majority of the votes cast on the matter by the holders of common stock is required to approve the proposed amendment to the Amended and Restated 2014 Equity Incentive Plan. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Ratification of Appointment of OUM & Co., LLP.  The affirmative vote of a majority of the votes cast by the holders of common stock is required to ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2017. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

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EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in connection therewith.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for the Company’s next annual meeting of stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be received by our Corporate Secretary in writing at our principal offices, Ekso Bionics Holdings, Inc., 1414 Harbour Way South, Suite 1201, Richmond, California 94804, Attention: Corporate Secretary, no later than December 29, 2017.

Under our By-laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at our next annual meeting of stockholders in 2018, such stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice not earlier than 120 day prior to the one year anniversary of the date of the Meeting and not less than 90 days prior to the one year anniversary of the date of the Meeting; provided, however, that in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the Meeting, notice must be received by the Corporate Secretary not earlier than 120 days prior to the next annual meeting of stockholders and not later than the close of business on the 10th day following the day on which notice of the date of the next annual meeting of stockholders was mailed or public disclosure of the date of the next annual meeting of stockholders was made, whichever first occurs.

Our By-laws also specify requirements as to the form and content of a stockholder’s notice. The Company will not entertain any proposals or nominations that do not meet those requirements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, the directors and certain officers of the Company may be deemed to be “participants” in the solicitation of proxies by the Board of Directors in connection with the Meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, excluding exhibits, will be furnished without charge to any stockholder upon written request to the Company, 1414 Harbour Way South, Suite 1201, Richmond, California 94804, attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the Notice of Internet Availability of Proxy Materials and, if applicable, hardcopies of the proxy materials. This means that only one copy of our Notice of Internet Availability of Proxy Materials or hardcopy proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or hardcopy proxy materials to you upon request if you call or write us at the following address or phone number: 1414 Harbour Way South, Suite 1201, Richmond, California 94804, (510) 984-1761. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

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CORPORATE GOVERNANCE

Background of Directors and Executive Officers

Set forth below are the name and age as of April 15, 2017 of each of our current directors and executive officers, the positions held by each director and executive officer with us, his or her principal occupation and business experience during the last five years, and the year of the commencement of his or her term as a director or executive officer. Additionally, for each director, included below is information regarding the specific experience, qualifications, attributes and skills that contributed to the decision by our Board of Directors (the “Board”) to nominate him or her for election as a director and the names of other publicly held companies of which he or she serves or has served as a director in the previous five years.

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Executive officers are appointed by the Board and serve at its pleasure. There is no family relationship between any of our directors, director nominees or executive officers. Except as otherwise disclosed below, no director was selected as a director or nominee pursuant to any arrangement or understanding.

Name	Age	Position
Directors
Steven Sherman	71	Director and Chairman of the Board
Thomas Looby	45	Director, President and Chief Executive Officer
Daniel Boren	43	Director
Marilyn Hamilton	68	Director
Howard Palefsky	70	Director
Jack Peurach	51	Director
Stanley Stern	60	Director
Amy Wendell	56	Director
Executive Officers (who are not directors)
Maximilian Scheder-Bieschin	55	Chief Financial Officer
Russdon Angold	40	President, EksoWorks
Gregory Davault	49	Vice President, Global Marketing
Russell DeLonzor	55	Vice President, Operations

Directors

Steven Sherman is the Chairman of the Board of the Company and serves on both its Audit Committee (Chairman) and its Compensation Committee. Mr. Sherman has served on our Board since January 2014 and served on the board of directors of Ekso Bionics, Inc., our wholly owned subsidiary, from December 2013 until January 2014. Since 1988, Mr. Sherman has been a member of Sherman Capital Group, a Merchant Banking organization with a portfolio of private and public investments. In addition to the Company, Mr. Sherman is the former Chairman of Purple Wave Inc. Mr. Sherman is a founder of Novatel Wireless, Inc., Vodavi Communications Systems Inc. and Main Street and Main Inc. Previously, Mr. Sherman has served as a director of Telit; Chairman of Airlink Communications, Inc. until its sale to Sierra Wireless, Inc.; Chairman of Executone Information Systems; and as a director of Inter-Tel (Delaware) Incorporated. The Board has concluded that Mr. Sherman is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive business experience and his financial and investment expertise.

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Thomas Looby is the President and Chief Executive Officer and a director of the Company. Mr. Looby was appointed as Chief Executive Officer and elected as a director on April 18, 2016. Prior to that, he served as President and Interim Chief Executive Officer of the Company since February 2016 and as President and Chief Commercial Officer since October 2014. Mr. Looby has served on the Board since April 2016. As President and Chief Commercial Officer, Mr. Looby was responsible for expanding global sales and marketing operations, including overseeing our clinical, customer service and regulatory divisions. Mr. Looby joined the Company in April 2014 as the Company’s Chief Marketing Officer leading the development and execution of the Company’s global hospital and rehabilitation marketing strategy. Prior to joining the Company, from September 2006 to March 2014, Mr. Looby served as Senior Vice President and Chief Marketing Officer at Given Imaging, where he was responsible for worldwide market development for PillCam® capsule endoscopy and other novel diagnostic technologies to gastrointestinal diseases. Prior to joining Given Imaging, Mr. Looby also served as Corporate Director of Marketing and Business Development at Eastman Kodak. Mr. Looby attended the University of Notre Dame where he received a Bachelor of Science degree in Chemical Engineering and received his Master of Business Administration from the University of Dayton. The Board has concluded that Mr. Looby is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his business, operating, and medical device industry experience and his position as the Chief Executive Officer of the Company, which enables the Board to perform its oversight function with the benefit of management’s perspectives on the business.

Daniel Boren is a director of the Company and serves on both its Nominating and Governance Committee (Chairman) and its Audit Committee. He has served on our Board since January 2014 and served on the board of directors of Ekso Bionics, Inc. from April 2013 until January 2014. Since January 2013, Mr. Boren has served as the President of Corporate Development for the Chickasaw Nation. Prior to that role, Mr. Boren served as the elected representative of Oklahoma’s 2nd Congressional District in the U.S. House of Representatives from 2005 through 2013. Before his election to the U.S. House of Representatives, Mr. Boren was elected to the Oklahoma House of Representatives from 2002 to 2004. Mr. Boren also serves as a director of IBC Bank-Oklahoma, a division of International Bancshares Corporation. Mr. Boren earned his Bachelor of Science degree in Economics at Texas Christian University and went on to obtain a Master of Business Administration degree at the University of Oklahoma. The Board has concluded that Mr. Boren is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in governance matters.

Marilyn Hamilton is a director of the Company and serves on its Nominating and Governance Committee. She has served on our Board since January 2014 and served on the board of directors of Ekso Bionics, Inc. from September 2011 until January 2014. In 2009, Ms. Hamilton founded StimDesigns LLC, a neurotechnology company that develops devices and distributes Galileo neuromuscular training devices for rehabilitation and has served as CEO from 2009 to present. In 2007, Ms. Hamilton launched Envision, a professional speaking and medical business consulting company, and has served as its CEO from 2007 to present. Prior to this role, Ms. Hamilton co-founded Motion Designs Inc. in 1979, a manufacturing and marketing company that pioneered innovative custom, ultra-lightweight Quickie wheelchairs that revolutionized the industry. She served in various executive roles in sales, marketing and product development at Motion Designs Inc. until it was sold ultimately to Sunrise Medical Inc., where Ms. Hamilton served as Global VP. In 1990, Ms. Hamilton founded Winners on Wheels, a coed-scouting program for children in wheelchairs. In 2003, she co-founded Discovery through Design and served as Chairwoman, raising awareness and funds for spinal cord injury research and women’s health. For nine years, from 1994 to 2002, she served as a founding board member and currently serves as emeritus board member of The California Endowment. For four years, from 2010 to 2014, she has served as an advisory board member of the National Center for Medical Rehabilitation Research at the National Institute of Health. Since 1993, Ms. Hamilton has been a member of The Committee of 200 business women whose mission is to foster, celebrate and advance women’s leadership in private and public companies. Ms. Hamilton holds a Bachelor of Science in Education and Secondary Teaching Credential from California Polytechnic State University, San Luis Obispo. The Board has concluded that Ms. Hamilton is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, her 35 years of leadership expertise in business, the medical rehab industry, and her dedication to, and organizational and governance experience gained from, not-for-profit service.

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Howard Palefsky is a director of the Company and has served on our Board since March 2017. Since January 2016, Mr. Palefsky has served as President of Victoria Capital Management Inc., a family investment vehicle, through which he has served as an independent director, investor and adviser to private and public healthcare companies. From 2002 through 2015, Mr. Palefsky served as a managing director at Montreux Equity Partners, a private investment firm, where he focused on investing in revenue stage companies engaged in the healthcare industry. Prior to this role, from 1997 to 2002, Mr. Palefsky served as a CEO, private investor, independent board member and venture partner at Montreux Equity Partners. From 1978 to 1997, Mr. Palefsky served as the Chairman, President and Chief Executive Officer of Collagen Corporation, a pioneer in the aesthetic medicine field. Mr. Palefsky serves as a director of Olatec Therapeutics LLC and Adigica Health, Inc. He is also an advisor to Life Sciences Alternative Funding. While at Montreux, he served as a director of GC Aesthetics, moksha8 Pharmaceuticals Inc., Pulmonx, Inc., Colorescience, Inc., Percutaneous Systems, Inc., NovoStent Corporation, Pure Life Renal, Inc. and Avantis Medical Systems, Inc. Mr. Palefsky holds a Bachelor of Science degree in Mathematics from the City College of the City University of New York, and a Master of Business Administration from Stanford University. The Board has concluded that Mr. Palefsky is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience as an entrepreneur, CEO, board chair, director and investor in the life sciences industry, including medical devices.

Jack Peurach is a director of the Company and serves on both its Compensation Committee (Chairman) and its Nominating and Governance Committee. He has served on our Board since January 2014 and served on the board of directors of Ekso Bionics, Inc. from July 2011 until January 2014. From 2011 to March 2017, Mr. Peurach served as the Executive Vice President, Products for SunPower Corp (NASDAQ: SPWR), where he was responsible for all aspects of SunPower’s PV modules and residential, commercial and utility PV systems. Prior to this role, from 2009 to 2011, Mr. Peurach served as Executive Vice President, Research and Development for SunPower, where he led the research and development efforts of the PV Cells, Modules and Systems. From 2008 to 2009, Mr. Peurach was the Vice President of the Advanced Product Development Group, and from 2007 to 2008, Mr. Peurach was the Senior Director of Product Development at SunPower. Prior to SunPower’s acquisition of PowerLight in 2007, Mr. Peurach served as PowerLight’s Vice President of Product Development. Earlier in his career, Mr. Peurach was a strategy consultant for Mercer Management Consulting and director of engineering at Berkeley Process Control, Inc. Mr. Peurach also serves as a director of MyCore Health, Inc. Mr. Peurach holds a Bachelor of Science degree in Mechanical Engineering from Michigan State University, a Master of Science degree in Mechanical Engineering from the University of California, Berkeley, and a Master of Business Administration, Finance and Entrepreneurship from the Wharton School, University of Pennsylvania. The Board has concluded that Mr. Peurach is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his product development experience and strategic insight.

Stanley Stern is a director of the Company and serves on its Audit Committee. He has served on our Board since December 2014. He currently is Managing Partner of Alnitak Capital, which he founded in 2013 to provide Board level strategic advisory services, primarily in technology related industries. Before founding Alnitak, Mr. Stern was a Managing Director at Oppenheimer & Co. from 1982 to 2000 and from 2004 to 2013, where, among other positions, he led the firm’s investment banking department and technology investment banking groups. Mr. Stern also held roles at Salomon Brothers, STI Ventures and C.E. Unterberg. Mr. Stern is currently the Chairman of the Board of Audiocodes Inc., a leader in VOIP infrastructure equipment, a member of the Board and Chairman of the Audit Committee of Foamix, Inc., the Chairman of the Board of Sodastream, the global leader of at home beverage makers and a Board member of Ormat Technologies, a global leader in geothermal energy. Previously, Mr. Stern was a member of the board of directors of Given Imaging, a member of the board of directors of Fundtech Inc., and chairman of the board of directors of Tucows, Inc. Mr. Stern holds a Bachelor of Arts in Economics and Accounting from City University of New York, Queens College, and a Master of Business Administration from Harvard University.  The Board has concluded that Mr. Stern is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive business and finance experience, particularly in technology related industries.

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Amy Wendell is a director of the Company and serves on both its Compensation Committee and Nominating and Governance Committee.  She has served on our Board since April 2015. Since January 2016, Ms. Wendell has been a Senior Advisor for Perella Weinberg Partner’s Healthcare Investment Banking Practice. Her scope of responsibilities involves providing guidance and advice with respect to mergers and acquisitions and divestures for clients and assisting the firm in connection with firm-level transactions. Since 2015, Ms. Wendell has been a Senior Advisor for McKinsey’s Strategy and Corporate Finance Practice and also serves as a member of McKinsey’s Transactions Advisory Board to help define trends in mergers and acquisitions, as well as help shape McKinsey’s knowledge agenda. From 1986 until January 2015, Ms. Wendell held various roles of increasing responsibility at Covidien plc (including its predecessors, Tyco Healthcare and Kendall Healthcare Products), including engineering, product management and business development. Most recently, from December 2006 until Covidien’s acquisition by Medtronic plc in January 2015, she served as Senior Vice President of Strategy and Business Development, where she led the company’s strategy and portfolio management initiatives and managed all business development, including acquisitions, equity investments, divestitures and licensing/distribution. Ms. Wendell also serves as a director of AxoGen, Inc. and Hologic, Inc.  She is Chairman of the Board of Por Cristo, a non-profit charitable medical service organization involved in health care work for at-risk women and children in Latin America. Ms. Wendell holds a Bachelor of Science degree in Mechanical Engineering from Lawrence Technological University and a Master of Science degree in Biomedical Engineering from the University of Illinois.  The Board has concluded that Ms. Wendell is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, her broad healthcare management and governance experience and her knowledge of healthcare policy and regulation, patient care delivery and financing, and clinical research and medical technology assessment.

Executive Officers (Who are Not Directors)

Maximilian Scheder-Bieschin is the Chief Financial Officer of the Company and has served in that position since January 2014. Mr. Scheder-Bieschin joined Ekso Bionics, Inc. in January 2011 as its Chief Financial Officer. From November 2009 until he joined Ekso Bionics, Inc., Mr. Scheder-Bieschin was an independent consultant for a number of emerging technology companies, including Ekso Bionics, Inc. From March 2007 to October 2009, he was co-founder and CEO of Barefoot Motors, a designer and manufacturer of electric all-terrain vehicles. From October 2005 to February 2007, Mr. Scheder-Bieschin served as President of ZAP, a publicly-traded distributor of electric vehicles. From August 1997 to March 2004, Mr. Scheder-Bieschin lived in Frankfurt, serving in senior investment banking roles for BHF-Bank, ING Barings and Deutsche Bank. Mr. Scheder-Bieschin received his Bachelor of Arts degree in Economics from Stanford University. He attended New York University and Stanford University’s Executive Program.

Russdon Angold is a Co-Founder of the Company and has served as the President of EksoWorks, the Company’s engineering services division, since March 2014. Prior to his role as the President of EksoWorks, Mr. Angold served as Chief Technology Officer of the Company from January 2014 to March 2014 and as Chief Technology Officer of Ekso Bionics, Inc. from December 2011 until March 2014.  From the founding of Ekso Bionics, Inc. in 2005 until December 2011, Mr. Angold served as Vice President of Engineering. Prior to joining Ekso Bionics, Inc., Mr. Angold held various engineering positions at Rain Bird Corporation, Berkeley Process Control and the Irrigation Training and Research Center in San Luis Obispo, California. Mr. Angold is also the Founding President and Chairman of the Bridging Bionics Foundation. Mr. Angold is a registered Professional Mechanical Engineer and holds a bachelor’s degree in BioResource and Agricultural Engineering from California Polytechnic State University, San Luis Obispo.

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Gregory Davault is the Vice President, Global Marketing of the Company and has served in that position since joining the Company in March 2015. In this capacity, Mr. Davault drives global commercialization efforts for Ekso GTTM and manages the customer-facing departments of the medical business. On January 10, 2017, he was appointed to be an executive officer of the Company. From March 2009 to March 2015, Mr. Davault was the Vice President of Global Market Development at Given Imaging, now part of Medtronic, where he was responsible for creating and executing the go-to-market strategy for PillCam COLON Capsule Endoscopy. Mr. Davault also led corporate strategy and in his last role managed the PillCam franchise. From March 1990 to March 2009, Mr. Davault served in various sales and marketing roles with St. Jude Medical, Kimberly-Clark Healthcare, and Standard Register. Mr. Davault attended Indiana University where he received a Bachelor of Science degree in Marketing and received his Master of Business Administration from Georgia State University.

Russell DeLonzor is the Vice President of Operations for the Company and has served in that position since joining the Company in October 2015.  Mr. DeLonzor is responsible for leading Research and Development, Manufacturing, Quality Assurance, and Regulatory Affairs. On January 10, 2017, he was appointed to be an executive officer of the Company.  From May 2007 until joining the Company, Mr. DeLonzor was the President and Chief Operating Officer of Halt Medical, a developer of a minimally invasive alternative to hysterectomy. From December 2002 to May 2007, Mr. DeLonzor served as the Vice President of Research and Development at Sanarus Medical, a developer of a cryosurgical system for treating breast disease, where he was responsible for leading a team developing a novel cryosurgical system used for diagnosing and treating breast disease. From June 2000 until December 2002, Mr. DeLonzor served as Vice President of Research and Development for the $700 million Nellcor division of Tyco Healthcare, where he was responsible for developing and launching a new pulse oximetry platform.  From July 1997 to June 2000, Mr. DeLonzor served as Vice President of Research and Development for the hospital products division of Mallinckrodt Pharmaceuticals (acquired by Tyco Healthcare for $4.2 billion), where he was responsible for expanding and maintaining a broad variety of products used by respiratory impaired patients.  From July 1990 to July 1997, Mr. DeLonzor also held leadership positions in engineering at Nellcor Puritan Bennet (acquired by Mallinckrodt Pharmaceuticals), where he was responsible for leading teams developing and manufacturing a variety of high volume hospital products such as pulse oximetry sensors and disposable resuscitation devices.  Mr. DeLonzor is a patented inventor, with more than 30 US patents issued along with foreign equivalents.  Mr. DeLonzor received a Bachelor of Science degree in Mechanical Engineering from California State University, Sacramento, and earned a Master of Business Administration from the University of Phoenix.

Board Committees

The Board has established three standing committees — Audit, Compensation, and Nominating and Governance. Each Committee operates under a charter that has been approved by the Board. Current copies of the charters of the Audit, Compensation and Nominating and Governance Committees are posted in the Corporate Governance section of the Company’s website at www.eksobionics.com.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, evaluating, retaining, approving the compensation of, and assessing the independence of the Company’s independent auditor;

•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and the code of business conduct;

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•	discussing the Company’s risk management policies;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	developing and reviewing policies and procedures for reviewing and approving or ratifying related person transactions;

•	meeting independently with the Company’s internal audit staff, if any, independent auditors and management; and

•	preparing the Audit Committee Report required by Securities and Exchange Commission rules (which is included on page 27 of this Proxy Statement).

The members of the Audit Committee are Messrs. Sherman (Chairman), Boren and Stern. The Board has determined that all members of the Audit Committee are independent as determined under Rule 10A-3 promulgated under the Exchange Act and as independence for audit committee members is defined by the Nasdaq Marketplace Rules. The Board has determined that Messrs. Sherman and Stern are “audit committee financial experts” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met seven times during 2016.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by the Board) the compensation of the Company’s executive officers, including the Chief Executive Officer and the Company’s other executive officers;

•	overseeing the evaluation of the Company’s senior executives;

•	reviewing and making recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to Board approval;

•	approving tax-qualified, non-discriminatory employee benefit plans (and parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company;

•	reviewing and making recommendations to the Board with respect to director compensation; and

•	overseeing and administering the Company’s equity incentive plans.

The members of the Compensation Committee are Messrs. Peurach (Chairman) and Sherman and Ms. Wendell. Each of Messrs. Peurach and Sherman and Ms. Wendell are independent as independence for compensation committee members is defined under the Nasdaq Marketplace Rules. The Compensation Committee met ten times during 2016.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

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•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	monitoring issues and developments related to matters of corporate governance; and

•	recommending to the Board, where appropriate, changes in corporate governance principles and practices.

The members of the Nominating Committee are Messrs. Boren (Chairman) and Peurach and Mses. Hamilton and Wendell. Each of Messrs. Boren and Peurach and Mses. Hamilton and Wendell are independent directors as defined under the Nasdaq Marketplace Rules. The Nominating and Governance Committee met two times during 2016.

Pricing Committee

The Pricing Committee was an ad hoc committee set up by the Board of Directors to secure an underwritten public offering of the Company’s common stock. The members of the Pricing Committee were Steven Sherman, Stanley Stern and Thomas Looby. The Pricing Committee met three times during 2016.

Director Nominations

The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, evaluation of the performance on our Board of any existing directors being considered for nomination, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and the Board.

In considering whether to recommend any particular candidates for inclusion in the Board’s slate of recommended director nominees, the Nominating and Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, lack of conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Governance Committee will consider the value of diversity in the director nomination process. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names to the Nominating and Governance Committee, c/o Corporate Secretary, 1414 Harbour Way South, Suite 1201, Richmond, California 94804. The Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting of stockholders.

Stockholders also have the right under our By-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Governance Committee or the Board, by following the procedures set forth in the second paragraph under the section entitled “Stockholder Proposals” above.

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Compensation Processes and Procedures

Our Compensation Committee is responsible for reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by the Board) the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers, including salary, annual cash incentive compensation and long-term equity compensation. The Compensation Committee also periodically reviews and makes recommendations to the Board with respect to director compensation. If the Compensation Committee deems it appropriate, it may delegate any of its responsibilities to one or more Compensation Committee subcommittees.

The Compensation Committee meets regularly without the presence of executive officers, and in all cases the Chief Executive Officer and any other such officers are not present at meetings at which their compensation is determined. The Compensation Committee may invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. In January 2015, the Compensation Committee engaged Mercer LLC, a wholly-owned subsidiary of March & McLennan Companies (“Mercer”), as its independent compensation consultant, to obtain benchmarking data with respect to option grants to chief executive officers. In December 2016, the Compensation Committee engaged Aon Consulting, Inc., through its Radford subdivision (“Radford”), to conduct a review of executive and director compensation and pay practices.

Although our Compensation Committee considers the advice and recommendations of consultants as to option grants and other executive compensation programs, our Compensation Committee ultimately makes their own decisions about these matters. In the future, we expect that our Compensation Committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2016 is or was previously an officer or employee of the Company or has any relationships requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

None of the Company’s executive officers served during 2016 as members of the compensation committee or board of directors of any entity that had one or more executive officers serving as a member of our Compensation Committee or Board.

Board Determination of Independence

The Board has determined that all of the Board members, except Mr. Looby, are independent directors under the applicable standards of the SEC and the Nasdaq Marketplace Rules.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent director), the lead independent director (if one has been elected), or otherwise the Chairman of the Nominating and Governance Committee shall, subject to advice and assistance from the general counsel or the Company’s outside legal advisors, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to the Company’s Board of Directors, c/o Corporate Secretary, 1414 Harbour Way South, Suite 1201, Richmond, California 94804.

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Board Meetings and Attendance

Our Board met 12 times during 2016. During 2016, each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she served, except for Mr. Palefsky, who joined the Board in March 2017, and Mr. Harding, who resigned as Chief Executive Officer and a director in February 2016. All of the current directors except Messrs. Palefsky and Stern attended the 2016 Annual Meeting of Stockholders.

Code of Ethics

The Company has adopted a Code of Ethics which is applicable to all directors, officers and employees of the Company. The Professional Conduct and Ethics Policy is available on the Company’s website at www.eksobionics.com. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.

Board Leadership Structure

The Company does not have a formal policy regarding the separation of its Chairman of the Board and Chief Executive Officer positions. However, the Board has determined that the roles of Chairman of the Board and Chief Executive Officer should be separated at the current time. Mr. Sherman, an independent director, has served as Chairman of the Board since January 2014. On April 18, 2016, the Board appointed Mr. Looby to serve as our Chief Executive Officer and also elected him as a director to fill the vacancy created by the resignation of Mr. Nathan Harding, who served as our Chief Executive Officer and director from January 2014 until February 2016.

Mr. Sherman’s duties include chairing meetings of the independent directors in executive session, facilitating communication between other members of our Board and the Chief Executive Officer, preparing or approving the agenda for regular Board meetings, determining the frequency and length of regular Board meetings and recommending when special meetings of our Board should be held, and reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our Board.

The Board believes that separating the roles of Chairman of the Board and Chief Executive Officer increases the independent oversight of the Company, provides our Chief Executive Officer with an experienced sounding board and enhances the independent and objective assessment of risk by our Board.

Role of Board in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management, while the Board is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with the Company’s overall corporate strategy. Material risks that management identifies are discussed and analyzed with the Board. However, in addition to the Board, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its employees. The Nominating and Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies and its succession planning process to ensure that the Company has a slate of qualified candidates for key management positions that may become open in the future. Each committee reports to our Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

It is the Company’s policy that each executive officer, director and nominee for election as director delivers to the Company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the executive officer, director or nominee, or their family members, and the Company participates, and in which the executive officer, director or nominee, or such family member, has a material interest. Our Board reviews all such transactions reported to it by an executive officer, director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After review, the disinterested directors approve, ratify or disapprove such transactions. Management also updates the Board as to any material changes to proposed transactions as they occur. This policy is not in writing but is followed consistently by the Board.

Transactions with Related Persons

SEC rules require us to disclose any transaction since the beginning of the Company’s last fiscal year or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest and in which the amount involved exceeds $120,000. A related person is any executive officer, director, nominee for director, or holder of more than 5% of the Company’s common stock, or an immediate family member of any of those persons. Except as described below, during 2016, the Company was not a party to any transaction where the amount involved exceeded $120,000 and in which an executive officer, director, director nominee or 5% stockholder (or their immediate family members) had a material direct or indirect interest.

On August 12, 2016, CNI Commercial LLC, a 5% stockholder of the Company, purchased 375,000 shares of the Company’s common stock in the Company’s public offering of 3,750,000 shares of common stock at the public offering price of $4.00 per share.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the last two fiscal years to (i) all individuals that served as our principal executive officer or acted in a similar capacity at any time during the most recent fiscal year indicated; (ii) the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the most recent fiscal year indicated; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at the end of the most recent fiscal year (each, a “named executive officer”).

		Salary	Bonus		Option Awards	Non-Equity Incentive Plan Compen- sation		All Other Compen- sation	Total
Name and Principal Position	Year	($)	($)		($) (1)	($)		($)	($)
Thomas Looby(2)	2016	313,125	-		523,451	85,750	(3)	-	922,326
President & Chief Executive Officer	2015	225,000	-		721,227	-		-	946,227
Maximilian Scheder-Bieschin	2016	242,708	-		-	49,000	(3)	-	291,708
Chief Financial Officer	2015	225,000	-		282,143	-		-	507,143
Russdon Angold	2016	225,000	-		-	32,400	(3)	-	257,400
President, EksoWorks	2015	225,000	-		617,582	-		-	842,582
Gregory Davault(4)	2016	215,000	92,250	(5)	14,351	-		-	321,601
Vice President, Global Marketing	-	-	-		-	-		-	-
Russell DeLonzor(4)	2016	220,000	81,080	(6)	-	-		-	301,080
Vice President, Operations	-	-	-		-	-		-	-
Nathan Harding(7)	2016	54,295	-		-	-		261,870	316,165
Former Chief Executive Officer	2015	275,000	-		450,708	-		-	725,708

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.
(2)	Mr. Looby joined the Company in April 2014 and was appointed as President and Chief Commercial Officer on October 8, 2014. On February 23, 2016, he was appointed President and Interim Chief Executive Officer. On April 18, 2016, he was appointed as Chief Executive Officer.
(3)	Non-equity incentive plan compensation amounts were paid in March 2017 for work performed during 2016.
(4)	In January 2017, the Company determined that Gregory Davault and Russell DeLonzor were executive officers within the meaning of Exchange Act Rule 3b-7, and accordingly they have been included in the table above as individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recent fiscal year.
(5)	Includes a retention bonus of $60,000 for having stayed with the Company for one year that was paid in 2016 and a $32,250 bonus that was paid in March 2017 for work performed during 2016.
(6)	Includes a retention bonus of $50,000 for having stayed with the Company for one year that was paid in 2016 and a $31,080 bonus that was paid in March 2017 for work performed during 2016.
(7)	Mr. Harding served as Chief Executive Officer from November 2012 to February 23, 2016. All other compensation includes $217,708 of severance related payments, $39,662 of unused vacation and $4,500 of payments for continued health care coverage under COBRA.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans, except that the Company maintains a 401(k) retirement plan in which all eligible employees may participate by making elective deferral contributions to the plan. The Company does not make any matching contributions to the plan.

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Except as indicated below under “Executive Compensation—Employment Agreements”, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning stock options held by the Named Executive Officers as of December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date
Thomas Looby	40,476	(1)	16,666	-		15.33	2/28/2024
Thomas Looby	13,095	(2)	15,476	-		9.73	2/5/2025
Thomas Looby	32,142	(3)	53,572	-		9.59	6/11/2025
Thomas Looby	-	(4)	220,000	-		4.00	9/23/2026
Maximilian Scheder-Bieschin	34,829	(5)	-	-		2.73	3/30/2021
Maximilian Scheder-Bieschin	30,476	(6)	-	-		2.73	8/11/2021
Maximilian Scheder-Bieschin	38,095	(7)	-	-		3.78	4/24/2022
Maximilian Scheder-Bieschin	2,503	(8)	427	-		3.78	8/11/2023
Maximilian Scheder-Bieschin	31,250	(9)	11,607	-		7.00	1/15/2024
Maximilian Scheder-Bieschin	16,767	(3)	27,947	-		9.59	6/11/2025
Russdon Angold	38,095	(7)	-	-		3.78	4/24/2022
Russdon Angold	2,503	(8)	427	-		3.78	8/11/2023
Russdon Angold	31,250	(9)	11,607	-		7.00	1/15/2024
Russdon Angold	-		-	99,999	(10)	9.59	6/11/2025
Gregory Davault	25,000	(11)	32,142	-		9.59	6/11/2025
Gregory Davault	2,142	(12)	2,143	-		5.27	3/31/2026
Russell DeLonzor	20,833	(13)	50,595	-		8.96	11/24/2025
Nathan Harding(14)	38,095		-	-		3.78	4/24/2022
Nathan Harding(14)	2,625			-		3.78	8/11/2023
Nathan Harding(14)	99,107		-	-		7.00	1/15/2024
Nathan Harding(14)	29,762		-	-		9.59	6/11/2025

(1)	Option became exercisable as to 25% of the total number of shares on February 28, 2015, and thereafter vests in equal monthly installments for 36 months.

(2)	Options became exercisable as to 25% of the total number of shares on February 5, 2016 and thereafter vests in equal monthly installments for 36 months.

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(3)	Option became exercisable as to 25% of the total number of shares on June 11, 2016, and thereafter vests in equal monthly installments for 36 months.

(4)	Options become exercisable as to 25% of the total number of shares on September 23, 2017 and thereafter vests in equal monthly installments for 36 months.

(5)	Options became exercisable as to 25% of the total number of shares on January 10, 2012, and thereafter vested in equal monthly installments for 36 months.

(6)	Options became exercisable as to 25% of the total number of shares on July 20, 2012, and thereafter vested in equal monthly installments for 36 months.

(7)	Options became exercisable as to 25% of the total number of shares on April 24, 2013 and thereafter vests in equal monthly installments for 36 months.

(8)	Options became exercisable as to 12.5% of the total number of shares on January 15, 2014, and thereafter vests in equal monthly installments for 42 months.

(9)	Option became exercisable as to 25% of the total number of shares on January 15, 2015 and thereafter vests in equal monthly installments for 36 months.

(10)	Represents a performance based option grant made on June 11, 2015. Options vest upon attaining certain predetermined sales amounts over twelve month periods ending on March 31, 2017, December 31, 2017 and December 31, 2018. As the predetermined sales amount over the twelve month period ended March 31, 2017 were not attained, the performance award representing 28,571 shares did not vest and expired on that day.

(11)	Options became exercisable as to 25% of the total number of shares on March 23, 2016 and thereafter vests in equal monthly installments for 36 months.

(12)	Options became exercisable as to 50% of the total number of shares on March 31, 2016 and the remained became exercisable on March 31, 2017.

(13)	Options became exercisable as to 25% of the total number of shares on October 23, 2016, and thereafter vests in equal monthly installments for 36 months.

(14)	In connection with his resignation as Chief Executive Officer, all of Mr. Harding’s then outstanding options that would have become vested during the 12-month period commencing on the date of his resignation if Mr. Harding continued to be employed became vested and exercisable on the date of his resignation. Options to purchase 65,031 shares in the aggregate were subject to accelerated vesting.

Employment Agreements

On January 15, 2014, in connection with the merger of Ekso Acquisition Corp., a wholly-owned subsidiary of the Company with and into Ekso Bionics, Inc., which was the surviving corporation and thus became our wholly-owned subsidiary (the “Merger”), we entered into a two-year employment agreement with Messrs. Scheder-Bieschin, Angold and Harding. Effective October 8, 2014, the Board appointed Mr. Looby as President and Chief Commercial Officer of the Company. Mr. Looby entered into an employment agreement with the Company on March 19, 2015. The initial term of each of the employment agreements expired on January 15, 2016, after which the employment agreements are automatically renewed for successive one year periods, unless terminated by either party. Upon renewal of the employment agreements on January 15, 2016, the base salary for each of Messrs. Lobby, Scheder-Bieschin, Angold and Harding for 2016 was $225,000, $225,000, $225,000 and $275,000, respectively, in each case subject to increase as determined by our Board. On February 23, 2016, Mr. Harding resigned as the Chief Executive Officer of the Company, and Mr. Looby was appointed as our Interim Chief Executive Officer, in connection with which Mr. Looby’s base salary was increased to $275,000. In connection with his subsequent appointment as Chief Executive Officer in April 2016, Mr. Looby’s base salary was further increased to $350,000. On March 31, 2016, the Compensation Committee of the Board approved an increase in Mr. Scheder-Bieschin’s base salary to $250,000 per year.

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On January 10, 2017, Messrs. Davault and DeLonzor were named as executive officers of the Company with annual salaries each of $235,000. Neither of Messrs. Davault and DeLonzor are party to an employment agreement with the Company.

On March 20, 2017, the Compensation Committee of the Board approved an increase in base salary for each of Messrs. Looby, Scheder-Bieschin, Angold, Davault and DeLonzer to $360,500, $263,000, $232,000, $235,000 and $235,000, respectively, effective April 1, 2017.

Under their employment agreements, each of Messrs. Looby, Scheder-Bieschin and Angold is eligible, at the discretion of the Board and/or the Chief Executive Officer, as applicable, to receive an annual bonus of up to 30% of his annual base salary. Under his employment agreement, Mr. Harding would have been eligible to receive an annual bonus of up to 50% of his annual base salary. As members of the senior management team who were not executive officers for 2016, Messrs. Davault and DeLonzor were eligible to participate in the Company’s bonus program, with a target bonus potential of 30% of annual base salary.

All or a portion of the bonuses payable to our named executive officers may, at the discretion of our Board, be based on the achievement of certain operational, financial or other milestones established, with respect to our named executive officers other than our Chief Executive Officer, by our Chief Executive Officer or Board in consultation with the named executive officer or established, with respect to the Chief Executive Officer, by our Board in consultation with our Chief Executive Officer. All or any portion of the annual bonus may be paid in cash, securities or other property.

 Each of our named executive officers is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us for, our executive officers. Each named executive officer and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Each named executive officer will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time.

In the event that any of Messrs. Looby, Scheder-Bieschin or Angold is terminated by us without Cause (as defined in his employment agreement) or he resigns for Good Reason (as defined in his employment agreement) during the term of his employment, such executive officer would be entitled to (x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) for a period of 12 months commencing on the effective date of his termination (the “Severance Period”), plus any accrued but unused vacation, and (y) if and to the extent any previously established milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of milestones, our Board has, in its sole discretion, otherwise determined an amount of such executive officer’s annual bonus for such year), an amount equal to such annual bonus pro-rated for the portion of the performance year completed before the executive officer’s employment is terminated. In addition, any stock options, restricted stock or similar incentive equity instruments held by any of Messrs. Looby, Scheder-Bieschin or Angold that would first have become vested or exercisable during the Severance Period if such executive officer continued to be employed by the Company shall become vested and exercisable upon such executive officer’s employment termination, and all equity awards that are or become exercisable upon the termination date shall remain exercisable until the expiration of the Severance Period or, if earlier, until the latest date upon which such equity awards could have been exercised under the original award. For the duration of the Severance Period, Mr. Looby, Mr. Scheder-Bieschin or Mr. Angold, as applicable, will also be eligible to participate in our group health plan on the same terms applicable to similarly situated active employees during the Severance Period, provided he was participating in such plan immediately prior to the date of employment termination, and each other benefit program to the extent permitted under the terms of such program. If any of Mr. Looby’s, Scheder-Bieschin’s or Angold’s employment is terminated during the term by us for Cause, by such executive officer for any reason other than Good Reason or due to his death, then he will not be entitled to receive the termination benefits described above, and shall only be entitled to the compensation and benefits which shall have accrued as of the date of such termination (other than with respect to certain benefits that may be available to the executive officer as a result of a “disability” (as defined in his employment agreement)). In the event of a change of control (as defined in the employment agreements), all outstanding options and other equity awards held by Mr. Looby, Mr. Scheder-Bieschin or Mr. Angold, as applicable, that would first have become vested or exercisable after the effective date of such change of control if such executive officer continued to be employed by the Company shall become fully vested and exercisable as of the effective date of such change of control.

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2016 Short-Term Incentive Plan

On May 24, 2016, the Compensation Committee of the Board of Directors of approved the 2016 short term incentive plan, which was designed to provide cash bonus awards to the Company’s 2016 executive officers based on the achievement of goals related to corporate performance in 2016.

The amount of the cash bonus that any executive officer was eligible to receive was based on a predetermined target percent of base salary. For Mr. Looby, the annual cash incentive award target level was 50% of his annual base salary for 2016, for Mr. Scheder-Bieschin, the annual cash incentive award target level was 40% of his annual base salary for 2016, and for Mr. Angold, the annual cash incentive award target level was 30% of his annual base salary for 2016.

Payment of cash bonuses under the 2016 short term incentive plan was based upon achievement of the corporate goals described below, which were weighted from 0-100% in relative allocation.

The following is a description of the 2016 corporate goals:

•	Strategic Goals were based on Company objectives related to strategic planning and financing initiatives.

•	Medical Goals were based on Company objectives related to the Company’s clinical studies, product development and medical units sold.

•	Industrial Goals were based on Company objectives related to revenue from the Company’s industrial business.

For each performance criteria, the Compensation Committee established target levels of performance to earn 100% of the portion of the bonus allocated to the achievement of the performance criteria. In addition, in order to encourage the executive officers to exceed the target performance related to the Strategic Goals, the Compensation Committee also set a maximum level of performance for the Strategic Goals to earn 150% of the portion of the bonus allocated to the achievement of the Strategic Goals. In determining whether the Company’s corporate goals were achieved, the Compensation Committee could consider any factors and achievements it considered appropriate, and had discretionary authority to make adjustments, including the ability to make additional awards based on the Company’s or the executive officers’ performance and to increase or decrease the level of awards that the Company’s executive officers received in conjunction with their performance against the targets and also based upon the Company’s cash resources.

Messrs. Davault and DeLonzor did not participate in the 2016 short term incentive plan.

Following completion of the fiscal year ending December 31, 2016, the Compensation Committee evaluated the performance of the Company and each executive officer against the 2016 corporate goals and determined that Messrs. Looby, Scheder-Bieschin, Angold, earned bonuses of $85,750, $49,000 and $32,400, respectively. Messrs. Davault and DeLonzor earned discretionary bonuses of $32,250 and $31,080, respectively.

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2017 Short-Term Incentive Plan

On April 20, 2017, the Compensation Committee of the Board of Directors of approved the 2017 short term incentive plan, which is designed to provide cash bonus awards to the Company’s 2017 executive officers based on the achievement of goals related to corporate performance in 2017.

The amount of the cash bonus that any executive officer will be eligible to receive is based on a predetermined target percent of base salary. For Mr. Looby, the annual cash incentive award target level is 50% of his annual base salary for 2017, for Messrs. Scheder-Bieschin, Davault and DeLonzor the annual cash incentive award target level is 40% of his annual base salary for 2017, and for Mr. Angold, the annual cash incentive award target level is 30% of his annual base salary for 2017.

Payment of cash bonuses under the 2017 short term incentive plan will be based upon achievement of the performance criteria established by the Compensation Committee and described below, which are weighted from 0-100% in relative allocation. In determining whether the Company’s corporate goals have been achieved, the Compensation Committee may consider any factors and achievements it considers appropriate.

The following is a description of the 2017 corporate goals:

•	Strategic Goals are based on Company objectives related to financing initiatives and operating expenses.

•	Medical Goals are based on Company objectives related to the Company’s commercialization objectives, product development and medical units sold.

•	Industrial Goals are based on Company objectives related to industrial units sold.

For each performance criteria, the Compensation Committee established target levels of performance to earn 100% of the portion of the bonus allocated to the achievement of the performance criteria. In addition, in order to encourage the executive officers to exceed the target performance related to specific goals, the Compensation Committee also set an above target and maximum level of performance for certain specific goals to earn 150% or 200% of the portion of the bonus allocated to the achievement of such goals, as applicable. In determining whether the Company’s corporate goals have been achieved, the Compensation Committee may consider any factors and achievements it considers appropriate.

Following completion of the fiscal year ending December 31, 2017, the Compensation Committee will evaluate the performance of the Company and each executive officer against the 2017 corporate goals and will determine the annual cash incentive awards, if any, to be granted to the executive officers. The Compensation Committee has the authority to make discretionary adjustments to the annual cash incentive program, including the ability to make additional awards based on the Company’s executive officers’ performance and to modify the corporate and individual performance targets and to increase or decrease the level of awards that the Company’s executive officers receive in conjunction with their performance against the targets and also based upon the Company’s cash resources as of December 31, 2017 and as of the date of the payment of the annual cash incentive awards.

Equity Awards

The Company currently maintains one equity compensation plan, the Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), which provides for the issuance of common stock options to directors, officers, employees and key consultants of the Company and its affiliates.

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The 2014 Plan is administered by the Compensation Committee. The Compensation Committee or the Board (upon the recommendation of the Compensation Committee) is authorized to grant equity awards. Under the 2014 Plan, awards are deemed to be granted on the date that the Compensation Committee or the Board, as applicable, authorizes the grant or such later date as may be determined by the Compensation Committee or the Board, as applicable, at the time that the grant is authorized. All awards are granted after the market close on the date of grant and the exercise price of stock options will not be less than the closing price on the date of grant.

Except as set forth in the notes to the Outstanding Equity Awards at Fiscal Year End table above, all currently outstanding options granted to our named executive officers are exercisable for a term of ten years and become exercisable as to 25% of the total number of shares on the one-year anniversary of the date of grant, and thereafter vest in 36 equal monthly installments.

In September 2016, the Compensation Committee approved the grant of an option to purchase 220,000 shares to Mr. Looby. The option becomes exercisable as to 25% of the total number of shares on the one-year anniversary of the date of grant, and thereafter vests in 36 equal monthly installments. In addition, in March 2016, the Compensation Committee approved the grant of an option to purchase 4,285 shares to Mr. Davault. This option became exercisable as to 50% of the total number of shares on the date of grant, with the remaining 50% becoming exercisable in March 2017.

In June 2015, the Compensation Committee approved the grant of an option to purchase 99,999 shares to Mr. Angold. Due to the fact that industrial exoskeletons are an emerging business for Ekso Bionics, the option granted to Mr. Angold becomes exercisable based upon growth in the Company’s industrial business. Specifically, Mr. Angold’s option becomes exercisable in three tranches, with each tranche vesting only upon achievement of certain confidential revenue targets on or before certain specified dates between March 31, 2016 and December 31, 2018. As the revenue targets were not attained for the target date ending on March 31, 2017, a tranche representing 28,571 shares did not vest and expired.

Historically, our equity awards have generally taken the form of stock options. Going forward in 2017, we expect to grant stock options and restricted stock units to each of our executive officers annually in conjunction with our review of their individual performance. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from Radford. The Compensation Committee believes that a mix of equity ensures that wealth creation remains tied to stock performance (via stock options), and promotes retention (through restricted stock units that vest over time to deliver equivalent value while using fewer authorized shares). The Compensation Committee may adjust the mix of award types or approve different award types as part of the overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.

In April 2017, the Compensation Committee approved the grant of an option to purchase 107,500 shares to Mr. Looby, an option to purchase 50,000 shares to Mr. Scheder-Bieschin, an option to purchase 15,000 shares to Mr. Angold and options to purchase 12,500 shares to each of Messrs. Davault and DeLonzor. Each of these options become exercisable as to 25% of the total number of shares on the one-year anniversary of the date of grant, and thereafter vest in 36 equal monthly installments. In addition, in April 2017, the Compensation Committed approved a grant of 75,000 restricted stock units to Mr. Looby, 37,000 restricted stock units to Mr. Scheder-Bieschin, 7,000 restricted stock units to Mr. Angold and 11,250 restricted stock units to each of Messrs. Davault and DeLonzor. Each restricted stock unit corresponds to one share of the Company’s common stock which becomes issuable upon vesting. The shares subject to these restricted stock unit awards vest in four equal annual installments, beginning on the one-year anniversary of the date of grant.

All of the options and restricted stock units expire ten years following the date of grant. The options and restricted stock units awarded to Messrs. Looby, Scheder-Bieschin and Angold are subject to certain acceleration of vesting upon a separation from service and upon a change of control (each as provided in the employment agreement between the Company and such executive officer). The options awarded to Messrs. Davault and DeLonzor are subject to acceleration of vesting in the event that within 12 months following a change of control (as defined in the 2014 Plan), such executive officer is terminated without cause (as defined in the award agreement between the Company and such executive officer), the principal location of such executive officer’s employment is changed to a location over 35 miles from the location immediately prior to the change of control or there is a material reduction in such executive officer’s responsibilities.

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DIRECTOR COMPENSATION

Non-employee directors’ compensation generally is determined and awarded by the Board. The Board is responsible for, among other things, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and considering, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity-based plans. As part of these responsibilities, the Board may request that management of the Company provide it with recommendations on non-employee director compensation and/or common director compensation practices, although the Board retains its ultimate authority to take compensatory actions.

During the first half of 2016, the Company paid its non-employee directors on an annual basis a retainer of $10,000. In addition, members of each standing committee of the Board received on an annual basis an additional fee of $5,000, except that the chairperson of the Compensation Committee received on an annual basis a fee of $10,000 and the chairperson of the Audit Committee received on an annual basis a fee of $30,000. In addition, the Company paid the Chairman of the Board an additional cash retainer of $5,000 per month.

In March 2016, based upon a recommendation of our Compensation Committee following the Compensation Committee’s review of data provided by Mercer, the Board approved an increase in non-employee director compensation, to be effective following the 2016 annual meeting of stockholders that was held on May 24, 2016.  The Compensation Committee recommended that the Board increase non-employee director compensation after reviewing peer company market data supplied by the Compensation Committee’s compensation consultant. Effective following the 2016 annual meeting of stockholders, and beginning as of July 1, 2016, non-employee directors received an annual retainer of $20,000 and members of each standing committee received an additional retainer of $10,000, except that the chairperson of the Compensation Committee and the Nominating and Governance Committee received $15,000 and the chairperson of the Audit Committee received $30,000. The Chairman of the Board continued to receive an additional cash retainer of $5,000 per month.

On May 24, 2016, the Board granted to each non-employee director an option to purchase 9,285 shares of common stock at an exercise price of $5.70, equal to the fair market value on the date of grant, that became exercisable in 12 equal monthly installments over a one-year period.

In December 2016, the Compensation Committee engaged Radford to conduct a review of executive and director compensation and pay practices. The Compensation Committee compared the Company’s director pay practices with other companies in its peer group, and determined that while the total amount of compensation paid to the Company’s non-employee directors was comparable to other peer group companies, the structure of the payments should be modified so that less of the compensation is dependent on committee service.

Accordingly, in March 2017, based upon a recommendation of the Compensation Committee, the Board approved a restructuring of the non-employee director compensation, to be effective following the 2017 annual meeting of stockholders. Effective following the 2017 annual meeting of stockholders, non-employee directors will receive an annual retainer of $35,000, with the chairman of the Board receiving an additional annual retainer of $25,000. Members of the Audit Committee will receive an additional fee of $7,500 per year, members of the Compensation Committee will receive an additional fee of $6,000 per year and members of the Nominating and Governance Committee will receive an additional fee of $3,750 per year, except that the chairperson of the Audit Committee will receive an additional fee of $15,000 per year, the chairperson of the Compensation Committee will receive an additional fee of $10,000 per year and the chairperson of the Nominating and Governance Committee will receive an additional fee of $5,000 per year. In addition, non-employee directors will be entitled to an annual grant of 25,000 options which become exercisable in 12 equal monthly installments over a one-year period.

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Directors who are also employees of the Company do not receive any compensation for serving as a director of the Company.

The Company’s current policy is to grant to each new director an option to purchase 28,571 shares of the Company’s common stock that becomes exercisable over a period of four years. In connection with the restructuring of non-employee director compensation, effective following the 2017 annual meeting of stockholders, each new director will receive an option to purchase 37,500 shares of common stock that becomes exercisable in four equal annual installments, beginning on the one-year anniversary of the date of grant.

On March 21, 2017, the Board voted to expand the number of directors of the Company from seven to eight directors and elected Howard Palefsky to serve as a director of the Company. In connection with his election to the Board, Mr. Palefsky was awarded an option to purchase 28,571 shares of common stock at an exercise price of $3.34, equal to the fair market value on the date of grant, that vests in 48 equal monthly installments over a four-year period.

The following table sets forth compensation actually paid to the Company’s directors during 2016:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Steven Sherman(2)	108,750	33,977	142,727
Daniel Boren(3)	30,000	33,977	63,977
Marilyn Hamilton(4)	18,750	33,977	52,727
Howard Palefsky(5)	-	-	-
Jack Peurach(6)	30,000	33,977	63,977
Stanley Stern(7)	18,750	33,977	52,727
Amy Wendell(8)	25,000	33,977	58,977

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.
(2)	As of December 31, 2016, Mr. Sherman held options to purchase 42,857 shares of common stock at an exercise price of $7.00 and 9,285 share of common stock at $5.70.
(3)	As of December 31, 2016, Mr. Boren held options to purchase 21,768 shares of common stock at an exercise price of $3.78 per share, 7,142 shares of common stock at an exercise price of $7.00 per share and 9,285 shares of common stock at $5.70 per share.
(4)	As of December 31, 2016, Ms. Hamilton held options to purchase 21,768 shares of common stock at an exercise price of $3.22 per share, 7,142 shares of common stock at an exercise price of $7.00 per share and 9,285 shares of common stock at $5.70 per share.
(5)	Upon being elected a director of the Company on March 21, 2017, Mr. Palefsky was granted an option to purchase 28,571 shares of common stock at an exercise price of $3.34 per share.
(6)	As of December 31, 2016, Mr. Peurach held options to purchase 21,768 shares of common stock at an exercise price of $3.22 per share, 7,142 shares of common stock at an exercise price of $7.00 per share and 9,285 shares of common stock at an exercise price of $5.70 per share.
(7)	As of December 31, 2016, Mr. Stern held options to purchase 28,571 shares of common stock at an exercise price of $10.50 per share and 9,285 shares of common stock at an exercise price of $5.70 per share.
(8)	As of December 31, 2016, Ms. Wendell held options to purchase 28,571 shares of common stock at an exercise price of $13.09 per share and 9,285 shares of common stock at $5.70 per share.

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AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee is composed of three Directors: Messrs. Sherman (Chairman), Boren and Stern, each of whom meets the independence and other requirements of the Nasdaq Stock Market. Messrs. Sherman and Stern qualify as “audit committee financial experts” within the meaning of Item 407(d)(5) of SEC regulation S-K. The Audit Committee has the responsibilities set out in its charter, which has been adopted by the Board and is reviewed annually. A copy of the Audit Committee Charter can be found on the Company’s website.

Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. OUM & Co., LLP (“OUM”), the Company’s independent auditor, is responsible for performing an audit of the Company’s annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. OUM also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the Board. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and OUM the audited consolidated financial statements for the year ended December 31, 2016, including Management’s Discussion and Analysis.

The Audit Committee has discussed with OUM the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures and the letter from OUM required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with OUM their independence relative to the Company, including whether the provision of their services is compatible with maintaining OUM’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Steven Sherman, Chairman
Daniel Boren
Stanley Stern

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Audit Fees and Services

The following table sets forth the aggregate fees billed by OUM for the following services during 2016 and 2015:

	Year Ended December 31,
Description of Service	2016	2015
Audit Fees (1)	$357,211	$291,054
Audit-Related Fees(2)	1,900	1,300
Tax Fees (3)	22,600	24,517
All Other Fees	-	-
Total Fees	$381,711	$316,871

(1)	Audit Fees consist of fees for audit of the Company’s annual financial statements for the respective year, reviews of the Company’s quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company’s internal controls over financial reporting.

(2)	Audit-Related Fees consist of fees for accounting consultations.

(3)	Tax Fees consist of fees for tax compliance and tax advice and planning services.

Audit Fees

Audit fees are fees related to professional services rendered in connection with the audit of our annual financial statements included in our annual report on Form 10-K, the reviews of the interim financial statements included in each of our quarterly reports on Form 10-Q, the reviews of financial statements included in any registration statements we file with the SEC and other professional services provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees

Audit-related fees are fees for assurance and related services that are reasonably related to performance of the audit and review of financial statements, and which are not reported under “Audit Fees.”

Tax Fees

Tax fees are fees for professional services for tax compliance, tax advice and tax planning services.

All the foregoing accountant services and fees were pre-approved by our Audit Committee in accordance with the policies and procedures described under “Policy for Approval of Services” below.

Policy for Approval of Services

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2016 were approved by the Audit Committee in accordance with the procedures described below.

The Audit Committee reviews and approves all audit and non-audit services proposed to be provided by OUM or other firms, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

There were no audit or non-audit services provided to the Company for the fiscal year ended December 31, 2016 that were not approved by the Audit Committee.

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MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

The By-laws of the Company provide that the number of directors of the Company shall be not less than one, with the exact number to be fixed by the Board from time to time. The Board has fixed the number of directors for the ensuing year at eight.

Each nominee below has consented to serve if elected and, if so elected, will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified. In the event that any nominee becomes unable to serve prior to the Meeting, the Board may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.

Vote Required

A plurality of votes cast will be required to elect each director nominee. If you vote “Withhold” with respect to one or more nominees your shares will not be voted with respect to the person or persons indicated. Directions to “Withhold” and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the election of the nominees below for election as director.

Nominees for election at the Meeting

1.	Steven Sherman (Chairman)
2.	Thomas Looby
3.	Daniel Boren
4.	Marilyn Hamilton
5.	Howard Palefsky
6.	Jack Peurach
7.	Stanley Stern
8.	Amy Wendell

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Proposal 2: Approval of the Ekso Bionics Holdings, Inc. 2017 Employee Stock Purchase Plan

The Board is asking our stockholders to approve a new employee stock purchase plan, the Ekso Bionics Holdings, Inc. 2017 Employee Stock Purchase Plan (the “ESPP”). The Board has determined that it is in the best interests of the Company and stockholders to have an employee stock purchase plan and has adopted the ESPP, subject to approval from our stockholders at the Meeting. If approved by our stockholders, the ESPP would become effective as of the date the Board approved the ESPP and will expire ten years from such date, unless terminated earlier in accordance with the ESPP.

If approved, the ESPP will be a part of our overall equity compensation strategy, especially with respect to our non-executive employees. The ESPP allows our employees to buy shares of our common stock (the “Shares”) at a discount through payroll deductions. In the highly competitive medical device and technology industries in which we compete for talent, we believe that offering an employee stock purchase program is important to our ability to remain competitive. If the proposed ESPP is not approved by our stockholders, we may be restricted in our ability to offer competitive compensation to existing employees and qualified candidates, and our business and ability to increase long-term stockholder value could be adversely affected.

Description of the ESPP

The principal features of the ESPP are summarized below, but this summary is qualified in its entirety by reference to the full text of the ESPP, which is attached to this Proxy Statement as Appendix A.

Purpose. The purpose of the ESPP is to provide our employees and employees of our subsidiaries with an opportunity to purchase our Shares through accumulated payroll deductions or other contributions that we may permit. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code (“Section 423”).

Shares Available for Issuance. If our stockholders approve this proposal, a total of 500,000 Shares will be reserved for issuance under the ESPP.

Plan Administration. Our board of directors or a committee appointed thereby will administer the ESPP (the “Administrator”). The Administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to designate separate offerings under the ESPP, to adjudicate disputed claims under the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP. The Administrator is further authorized to adopt rules and procedures regarding eligibility to participate, the definition of “compensation,” handling of contributions, and making of contributions to the ESPP, among other responsibilities.

Eligibility. All of our employees, including our executive officers, and employees of any of our parent or subsidiaries that are designated by the Administrator to participate in the ESPP, are eligible to participate in the ESPP if (i) they have been employed by us or a participating subsidiary for at least six months, and (ii) they are employed by us or a participating subsidiary for at least 20 hours per week and more than five months in any calendar year, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable law). As of April 15, 2017, there were approximately 115 employees of the Company and its subsidiaries who were eligible to participate in the ESPP.

Offering Periods. Our ESPP is intended to qualify under Section 423. Unless otherwise determined by the Administrator, each offering period under the ESPP will have a duration of approximately six months, commencing on the first trading day on or after January 1 or July 1 of each year and terminating on the first day on or following July 31 or December 31, approximately 6 months later; provided, however, we expect that the first offering period will commence with the first trading day on or after July 1, 2017 and will terminate on December 31, 2017. The Administrator, in its discretion, may modify the terms of offering periods before they begin, provided that no offering period may last more than 27 months.

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Each offering period comprises a single purchase period that will also be approximately six months in length.

Once an employee becomes an ESPP participant, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with us or one of our designated subsidiaries terminates. On the first trading day of each offering period, each participant automatically is granted a right to purchase Shares. The ESPP purchase rights expire upon the earlier of (i) the end of the offering period, (ii) the date the participant withdraws from the ESPP, or (iii) the date of a termination of the participant’s employment. At the end of each six-month offering period, the participant’s ESPP purchase rights are exercised and the participants purchase Shares based on the amount of payroll deductions accumulated during such offering period. During each calendar year, a participant may purchase a maximum number of Shares equal to $25,000 (or such lesser amount determined by the Administrator in advance of the applicable offering period), as determined by the fair market value of the Shares on the first day of the offering period. Subject to any rules prescribed by the Administrator, participants may withdraw their participation in an offering period at any time prior to 10 business days before the end of the current offering period and will be paid their accrued contributions that have not yet been used to purchase Shares.

Contributions. Our ESPP permits participants to purchase Shares through payroll deductions of up to 25% of their eligible compensation, unless otherwise determined by the Administrator. In addition, the maximum number of Shares that any participant may purchase during any offering period may not exceed 25% of that participant’s compensation as in effect on the January 1st preceding the beginning of that offering period divided by the fair market value of the Shares at the beginning of such offering period. Eligible compensation includes base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation.

Purchase Price. Shares are purchased at the end of each six-month offering period to the extent of the payroll deductions accumulated during such period. The purchase price of the Shares will be an amount equal to 85% of the fair market value of a Share on the Enrollment Date or the Exercise Date (as each such term is defined in the Plan), whichever is lower; provided however, that the Plan Administrator may adjust the Purchase Price for subsequent offering periods subject to compliance with Section 423 of the Code.

The fair market value of a Share on any relevant date will be the reported closing price of a Share, if the Shares are traded on a nationally or internationally recognized exchange. In the absence of an established market for the Shares, the fair market value will be determined by the Board through the application of a reasonable valuation method.

Non-Transferability. Neither contributions credited to a participant’s account nor any rights granted under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way, other than by will or the laws of descent and distribution, and purchase rights may only be exercised by a participant during his or her lifetime.

Certain Adjustments. In the event of certain changes in our corporate structure affecting our Shares, including a merger, to prevent dilution or enlargement of the benefits or potential benefits available under the ESPP, the Administrator will adjust the number and class of Shares that may be delivered under the ESPP, the purchase price per share and the number of Shares covered by each ESPP purchase right and the numerical share limits set forth in the ESPP. In the event of our proposed liquidation, dissolution, or a change in control, as defined under the ESPP, the offering period then in progress will be terminated, and the amount of payroll deductions accumulated during such offering period shall be refunded without interest.

Amendment; Termination. The Board may at any time amend or terminate the ESPP, including the term of any offering period then-outstanding. Generally, no such termination may adversely affect ESPP purchase rights previously granted.

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Upon its approval by the stockholders, the ESPP will continue until the earlier to occur of (i) the termination of the ESPP by the Board, or (ii) April 26, 2027 (the date which is ten years from the adoption of the ESPP by the Board).

U.S. Federal Income Tax Consequences

The following paragraphs are intended as a summary of the U.S. federal income tax consequences to U.S. taxpayers and the Company of the purchase of Shares under the ESPP. This summary does not attempt to describe all possible federal or other tax consequences of such participation or based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.

The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423. Under an employee stock purchase plan that qualifies under Section 423, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the Shares acquired under the ESPP or in the event the participant should die while still owning the purchased Shares. No participant may purchase Shares under the ESPP at a rate of more than $25,000 of Shares (based on fair market value on the date the option is granted) in any calendar year during which the participating employee is enrolled in that offering period at any time.

If the participant sells or otherwise disposes of the purchased Shares within two years after the start date of the offering period in which the Shares were acquired or within one year after the actual purchase date of those Shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the purchase date exceeded the purchase price paid for those Shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs equal in amount to such excess. The amount of this ordinary income will be added to the participant’s basis in the Shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the Shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased Shares more than two years after the start date of the offering period in which the Shares were acquired and more than one year after the actual semiannual purchase date of those Shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the Shares on the sale or disposition date exceeded the purchase price paid for those Shares, or (b) 15% of the fair market value of the Shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the Shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased Shares at the time of death, the lesser of (i) the amount by which the fair market value of the Shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the Shares on the start date of the offering period in which those Shares were acquired will constitute ordinary income in the year of death.

New Plan Benefits

Because awards to employees under the ESPP are based on voluntary contributions in amounts determined by the participant, the benefits and amounts that will be received or allocated under the ESPP are not determinable at this time.

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Summary

Our Board believes that it is in the best interests of the Company and our stockholders to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the ESPP and thereby encourages them to remain in our employ and more closely align their interests with those of our stockholders.

Vote Required

The proposal to approve the ESPP requires the affirmative vote of a majority of the votes cast on this matter. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the approval of the 2017 Employee Stock Purchase Plan.

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Proposal 3: Approval of an Amendment to the Amended and Restated 2014 Equity Incentive Plan

The Board is asking our stockholders to approve an amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the maximum number of shares available for grant under the 2014 Plan from 3,714,285 shares to 4,714,285 shares (the “Plan Amendment”).

The 2014 Plan was originally approved by the stockholders on June 10, 2015.

On April 26, 2017, our Board approved, subject to stockholder approval, the Plan Amendment. The Plan Amendment is intended to replenish the pool of shares available for grant under the 2014 Plan, which has been significantly depleted in part due to volatility in our stock price and the Company’s efforts to conserve cash by paying our employees a higher proportion of compensation through equity grant than anticipated.

As of April 15, 2017, there were approximately 953,151 shares available for future grants under the 2014 Plan. On April 20, 2017, the Compensation Committee approved the grant of options to purchase an aggregate of 210,000 shares and 152,750 restricted stock units to our named executive officers and other members of senior management. Following this grant, there were approximately 590,401 shares available for future grants under the 2014 Plan. Approval of the proposed amendment to the 2014 Plan would increase that number by 1,000,000 shares. If the Plan Amendment is approved, the 1,590,401 total available shares are expected to allow for grants over approximately the next two years based on current share price and historical grant practices and assuming a stable grantee population.

Description of the 2014 Plan

The principal features of the 2014 Plan as proposed to be amended are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2014 Plan as proposed to be amended, which is attached to this Proxy Statement as Appendix B.

Overview.  The purposes of the 2014 Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide incentives to individuals who perform services for the Company, and (c) to promote the success of the Company’s business.

Administration.  The 2014 Plan is administered by our Board, or different committees as may be established from time to time. Subject to the terms of the 2014 Plan, the 2014 Plan administrator may select participants to receive awards, determine fair market value of the Company’s shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2014 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash, modify awards granted under the 2014 Plan, and make all other determinations deemed necessary or advisable for administering the 2014 Plan.

Eligibility and Share Limitations.  Awards may be made under the 2014 Plan to our key employees, directors and consultants as determined by the Board in its discretion to be in our best interests, provided that only employees shall be eligible to receive incentive stock options. As of April 15, 2017, there were approximately 115 employees, a de minimis number of consultants and seven non-employee directors of the Company and its subsidiaries who were eligible to receive grants under the 2014 Plan. The maximum number of common shares subject to options or stock appreciation rights that may be awarded under the 2014 Plan to any person is 285,714 per the Company’s fiscal year. The maximum number of common shares that may be awarded under the 2014 Plan to any person, other than pursuant to an option or stock appreciation rights, is 285,714 per the Company’s fiscal year. The maximum performance award opportunity that may be awarded to any person under the 2014 Plan relating to performance units and payable in cash is $5,000,000 million per the Company’s fiscal year.

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Amendment or Termination of the 2014 Plan.  Unless terminated earlier, the 2014 Plan shall terminate on the 10th anniversary of the date the 2014 Plan was approved by the Company’s Board, or April 15, 2025. The Board may terminate or amend the 2014 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the 2014 Plan

Options.  The 2014 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). We have historically granted only non-qualified stock options, but may grant incentive stock options in the future. The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2014 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

The term of each option is fixed by the 2014 Plan administrator and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The 2014 Plan administrator determines at what time or times each option may be exercised. Except as set forth otherwise in an award agreement, options are generally forfeited upon a termination of a participant’s employment or service for cause, and a participant will generally have up to (i) 3 months to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 6 months to exercise any option for a termination due to death or disability.

Options may be made exercisable in installments. The 2014 Plan administrator will determine the form of consideration necessary to satisfy any exercise price or related tax withholding. The 2014 Plan administrator may impose blackout periods on the exercise of any option to the extent required by applicable laws.

Restricted Stock.  The 2014 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The 2014 Plan administrator determines the holding periods and/or performance targets. Prior to the end of the restricted period, restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants, and may be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

Performance Awards.  Performance units and performance shares may also be granted under the 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the 2014 Plan administrator are achieved. The 2014 Plan administrator will establish performance goals in its discretion within the parameters of the 2014 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. The 2014 Plan administrator may impose additional conditions on an award to qualify it as performance-based compensation within the meaning of Section 162(m) of the Code (as described below). While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.

Other Awards.  The 2014 Plan administrator may also award under the 2014 Plan:

•	stock appreciation rights, which are rights to receive a number of shares of common stock or, in the discretion of the 2014 Plan administrator, an amount in cash or a combination of common shares and cash, based on the increase in the fair market value of the common shares underlying the right over the market value of such common shares on the date of grant (or over an amount greater than the grant date fair market value, if the 2014 Plan administrator so determines) during a stated period specified by the 2014 Plan administrator not to exceed 10 years from the date of grant; and

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•	restricted stock units, which are substantially similar to restricted shares but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the common shares on the grant date.

Compliance with Section 162(m) of the Code.  Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year (the “covered employees”). However, performance-based compensation may be excluded from this limitation. The 2014 Plan is designed to permit, but does not require, the 2014 Plan administrator to grant awards that qualify for purposes of satisfying the conditions of Section 162(m).

Performance Criteria.  The 2014 Plan administrator would exclusively use one or more of the following business criteria to measure Company, affiliate, and/or business unit performance for a performance period, whether in absolute or relative terms, in establishing performance goals for awards to “covered employees” if the award is intended to satisfy the conditions of Section 162(m):

•	earnings per share,
•	operating cash flow,
•	operating income,
•	profit after-tax,
•	profit before-tax,
•	return on assets,
•	return on equity,
•	return on sales,
•	revenue,
•	total stockholder return,
•	EBITDA,
•	revenue or market share,
•	budget achievement,
•	achieving a level of productivity,
•	completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets,
•	scientific or regulatory achievements,
•	implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators,
•	expense reduction or cost savings, or
•	productivity improvements.

Dividends or Dividend Equivalents for Performance Awards.  Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Effect of Change in Control.  The 2014 Plan administrator will determine the treatment of any outstanding award upon the occurrence of a change in control, including that each award will be assumed or an equivalent option or right substituted by any successor corporation. The 2014 Plan administrator will not be required to treat all awards similarly in any transaction. In the event that any successor corporation does not assume or substitute for the any outstanding award, such awards will become fully vested and exercisable for such period of time that the 2014 Plan administrator determines in his discretion. Additionally, the administrator may, but is not required, to fully vest any outstanding award upon the occurrence of a change in control.

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Forfeiture Provisions.  The 2014 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally the 2014 Plan provides that various awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.  The 2014 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.  The grant of a non-qualified option will not be a taxable event for the participant or for us. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

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Restricted Stock.  A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2014 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.  A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2014 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Dividend or Dividend Equivalents.  A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.  Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.  To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

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New Plan Benefits

Awards under the 2014 Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2014 Plan. We anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this Proxy Statement. We also anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to employees and awards to directors similar to the awards described in this Proxy Statement.

Information Regarding Outstanding Stock Awards

Information regarding outstanding stock awards made to the Company’s non-employee directors and executive officers as of December 31, 2016, is included in this Proxy Statement under the headings “Director Compensation” and “Executive Compensation.”

The following table sets forth information regarding outstanding options and rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2016.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,476,717	$6.50	948,892
Equity compensation plans not approved by security holders	None	None	None
Total	2,476,717	$6.50	948,892

(1)	Represents outstanding stock options granted to current or former employees and directors of the Company pursuant to its 2014 Equity Incentive Plan.

Vote Required

This proposal requires the affirmative vote of a majority of the votes cast on the matter. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the approval of the amendment to the 2014 Plan to increase the number of shares available for grant from 3,714,285 shares to 4,714,285 shares.

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Proposal 4: Ratification of Appointment of Independent Auditors

The Audit Committee of the Board of Directors has appointed the firm of OUM & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017, subject to ratification by the stockholders at the Meeting. Although stockholder approval of the Audit Committee’s selection of OUM & Co., LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

Representatives of OUM & Co., LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Vote Required

The proposal to ratify OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2017 will be approved if it is approved by the affirmative vote of the holders of a majority of the votes cast on the matter. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the ratification of the selection of OUM & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017.

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OWNERSHIP OF OUR COMMON STOCK

The following table sets forth the common shares in the Company’s authorized share structure beneficially owned by (1) each of our current directors and director nominees, (2) each of our named executive officers, (3) all of our directors, director nominees and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 15, 2017 (the “Determination Date”) are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the Determination Date.

Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)
Directors
Steven Sherman (2)	460,112	1.78%
Thomas Looby (3)	107,552	*
Daniel Boren (4)	42,721	*
Marilyn Hamilton (5)	94,149	*
Howard Palefsky	-	*
Jack Peurach (6)	50,067	*
Stanley Stern (7)	27,142	*
Amy Wendell(8)	24,761	*

Executive Officers
Maximilian Scheder-Bieschin (9)	173,996	*
Russon Angold(10)	577,295	2.25%
Gregory Davault(11)	36,666	*
Russell DeLonzor(12)	28,273	*
Nathan Harding(13)	269,589	1.04%
All directors, nominees and executive officers as a group (13 persons)(14)	1,892,323	7.10%

5% Stockholders
CNI Commercial (15)
2600 John Saxon Blvd
Norman, OK 73071	1,896,146	8.66%

*Represents less than 1%.

(1)	Applicable percentage ownership is based on 25,634,568 shares of common stock outstanding as of the Determination Date.

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(2)	Includes warrants to purchase 214,287 shares of common stock currently exercisable, options to purchase 44,999 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 200,826 shares of common stock.

(3)	Includes options to purchase 105,951 shares of common stock currently exercisable or exercisable within 60 days of the Determination Date and 1,601 shares of common stock.

(4)	Includes options to purchase 37,005 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date, warrants to purchase 2,858 shares of common stock currently exercisable and 2,858 shares of common stock.

(5)	Includes options to purchase 37,005 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date, warrants to purchase 28,572 shares of common stock currently exercisable and 28,572 shares of common stock.

(6)	Includes options to purchase 37,005 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 13,062 shares of common stock.

(7)	Includes options to purchase 27,142 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date.

(8)	Includes options to purchase 24,761 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date.

(9)	Includes options to purchase 164,279 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 9,717 shares of common stock.

(10)	Includes options to purchase 76,617 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 500,678 shares of common stock.

(11)	Includes options to purchase 35,237 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 1,429 shares of common stock.

(12)	Includes options to purchase 28,273 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date.

(13)	Includes options to purchase 169,589 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 100,000 shares of common stock.

(14)	Includes warrants to purchase 245,717 shares of common stock currently exercisable, options to purchase 787,863 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 858,743 shares of common stock.

(15)	Based on information furnished by CNI Commercial LLC (“CNI”) to the Company, CNI owns 1,856,197 shares of common stock and a warrant to purchase 39,949 shares of common stock currently exercisable. CNI is a wholly-owned subsidiary of Chickasaw Nation Industries, Inc. Chickasaw Nation Industries, Inc., and its President and Chief Executive Officer, David Nimmo, may be deemed to have voting and/or dispositive power with respect to the shares held by CNI.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (“SEC”). Such executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of such reports received by us or written representations from certain reporting persons that no Form 5s were required for such persons, we believe that during 2016 all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

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OTHER MATTERS

The Board does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. The Board knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

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Appendix A

Ekso Bionics Holdings, Inc.

2017 Employee Stock Purchase Plan

1.	Purpose.

The purpose of the Ekso Bionics Holdings, Inc. 2017 Employee Stock Purchase Plan is to encourage employee stock ownership by offering employees of the Company and its Designated Companies Purchase Rights to purchase Shares at discounted prices through accumulated Contributions. By means of this Plan, the Company seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Plan is intended to be an “employee stock purchase plan” as defined in Section 423 of the Code (although the Company makes no undertakings or representation to maintain such qualification). The provisions of the Plan shall, accordingly, be construed so as to extend and limit the participation in a manner consistent with the requirements of Section 423 of the Code.

Terms herein that begin with initial capital letters shall have the defined meaning set forth under Section 2 below, or elsewhere when the term first appears and is defined.

2.	Certain Definitions.

(a)          “Affiliate” means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

(b)          “Approved Leave of Absence” means a leave of absence that has been approved by the applicable Designated Company in such a manner as the Board may determine from time to time.

(c)          “Board” means the Board of Directors of Ekso Bionics Holdings, Inc. and/or any committee of at least two directors to which the Board of Directors has delegated any of its duties under the Plan. The Board of Directors may abolish any such committee at any time and may re-vest in the Board of Directors all or any part of the Board’s duties under the Plan.

(d)          “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)          A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii)         The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least 51% of the members of the Board; or

(iii)        The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(d), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any amount subject to the requirements of Section 409A of the Code, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).

(e)          “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f)          “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(g)          “Company” means Ekso Bionics Holdings, Inc., a Nevada corporation, or any successor thereto.

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(h)          “Compensation” means an Employee’s base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. The Plan Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(i)          “Contributions” means the payroll deductions, such other contributions as may be permitted under Sections 6(c) and 6(h) of the Plan, and any other additional payments that the Company may permit to be made by a Participant from time to time to fund the exercise of options granted pursuant to the Plan.

(j)          “Custodian” means such firm, firms, person and/or persons as the Board shall designate from time to time.

(k)          “Designated Company” or “Designated Companies” means the Company and any Related Corporation that has been designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan. Each Designated Company is identified on Exhibit A, attached hereto.

(l)          “Effective Date” means the date this Plan is approved by the Board, but subject to stockholder approval in accordance with Section 17 below.

(m)          “Employee” means any individual whom the Company classifies as a regular or part-time employee of a Designated Company for purposes of its payroll records (regardless of whether that classification is accurate as a matter of common law or for any other matter).

(n)          “Enrollment Date” means the first Trading Day of each Offering Period.

(o)          “Exercise Date” means the last Trading Day of an Offering Period, on which date all Participants’ outstanding Purchase Rights will automatically be exercised.

(p)          “Fair Market Value” means the value of one Common Share, determined as follows:

(i)          If the Shares are traded on a nationally or internationally recognized exchange, the reported closing price as reported for composite transactions on the date of valuation or, if no sales occurred on that date, then at the end of the next trading day;

(ii)         If subsection (i) does not apply, the Fair Market Value shall be as determined in good faith by the Board through the application of a reasonable valuation method. Such determination shall be conclusive and binding on all persons.

(q)          “New Exercise Date” shall have the meaning provided in Section 15(b).

(r)          “Offering Period” shall have the meaning provided in Section 5(b).

(s)          “Participant” means an Employee who is eligible under Section 3 and who has enrolled in the Plan by providing a Participation Form to the Plan Administrator.

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(t)          “Participation Form” shall have the meaning provided in Section 4(a).

(u)          “Plan” means this Ekso Bionics Holdings, Inc. 2017 Employee Stock Purchase Plan.

(v)         “Plan Administrator” means the Board or such committee or person so designated by the Board.

(w)          “Purchase Price” means an amount equal to 85% of the Fair Market Value means an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Plan Administrator subject to compliance with Section 423 of the Code.

(x)          “Purchase Right” means a Participant’s option to purchase Shares that is deemed to be outstanding during an Offering Period. A Purchase Right represents an “option” as such term is used under Section 423 of the Code.

(y)          “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(z)          “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 hereof.

(aa)         “Trading Day” means a day on which the national stock exchange upon which the Shares are listed is open for trading.

(bb)         “Withdrawal Form” shall have the meaning provided in Section 10(a).

3.	Eligibility.

(a)          General. Participation in the Plan is voluntary. All Employees of the Company’s Designated Companies, including officers and directors who are Employees, are eligible to participate in the Plan, after having been an Employee for at least six months, except for an Employee (i) whose customary employment with the Company as of the beginning of the applicable Offering Period is 20 hours or less per week, or (ii) customarily works less than five months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion).

(b)          Restrictions. Notwithstanding any provision of the Plan to the contrary, no Employee may participate in the Plan if following a grant of Purchase Rights under the Plan, the Employee would own, directly or by attribution, stock, Purchase Rights or other stock options to purchase stock representing 5% or more of the total combined voting power or value of all actually issued and outstanding classes of the Company’s stock or stock in any parent or subsidiary corporation (as those terms are defined for purposes of Section 423(b) of the Code) of the Company; for purposes of this Section 3(b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee.

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(c)          Leave of Absence. An Employee on an Approved Leave of Absence shall be eligible to participate in the Plan, subject to the provisions of Sections 6(d) and 10(d) of the Plan. An Approved Leave of Absence shall be considered active employment for purposes of Sections 3(a) and 3(b); provided, such absence does not exceed three months, or if it does, the Employee’s right to re-employment is guaranteed by contract or statute.

(d)          Non-U.S. Employees. Employees who would otherwise be eligible pursuant to Section 3(a) above, but who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

4.	Participation.

(a)          Enrollment. Eligible Employees become Participants in the Plan by electing to make Contributions for that purpose through a form, electronic authorization or other enrollment means provided by the Company (the “Participation Form”) that is provided to the Plan Administrator no later than five calendar days after the beginning date of an Offering Period, except as provided in Section 4(b). That Participation Form would be effective for payrolls occurring after the beginning of the applicable Offering Period.

(b)          Duration. For each Offering Period, Contributions by a Participant shall commence on the Enrollment Date and shall end on the Exercise Date, unless sooner terminated pursuant to Sections 10(c) and 10(d) of the Plan; subject to the Company’s discretion to make uniform and nondiscretionary adjustments to payroll periods that overlap Offering Periods.

(c)          Uniform Employee Rights. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code Section 423(b)(5). The Company may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

5.	Securities Subject to the Plan and Offering Periods.

(a)          The Plan covers an aggregate of 500,000 Shares (subject to adjustment as provided in Section 15), which may be authorized but unissued Shares or reacquired Shares, bought on the open market or otherwise. If any Purchase Right that shall have been granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased underlying Shares shall again become available for purposes of the Plan, unless the Plan shall have been terminated.

(b)          The first Offering Period (an “Offering Period”) under the Plan will begin on July 1, 2017 and end on December 31, 2017, or such later date as determined by the Plan Administrator in its discretion. Thereafter, the Plan will be implemented by consecutive six-month Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each year, or on such other date as the Plan Administrator will determine. Notwithstanding the foregoing, the Plan Administrator shall have the discretion to change the duration of Offering Periods (including the commencement dates thereof) on a prospective basis without stockholder approval and without regard to the Company’s past practices or the expectations of Participants; provided, however, that no Offering Period may last more than 27 months.

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6.	Payroll Deductions; Other Contributions.

(a)          In order to purchase Shares, an Employee must indicate on the Participation Form the Contributions he or she wishes to authorize the Company to deduct out of the Employee’s Compensation. Subject to the limitation specified by Section 423(b) of the Code and Sections 3(b), 6(d), and 6(e) of the Plan, the authorized Contribution must be an integral percentage amount (i.e., a whole number percentage) ranging from 1% to 25% of such Participant’s Compensation during the Offering Period. The Participation Form will include authorization for the Company to make Contributions (i.e., payroll deductions) from the Participant’s Compensation.

(b)          The Contributions shall be credited to the Participant’s account under the Plan on a pro rata basis throughout the applicable Offering Period, but no actual separate account will be established by the Company to hold such Contributions. There shall be no interest paid on the balance outstanding in a Participant’s account. The Contributions may be commingled with the general assets of the Company and may be used for its general corporate purposes.

(c)          Contributions begin on the first payday of each Offering Period, and end on the last payday of each Offering Period. Except as set forth in Section 6(h) below, Eligible Employees may participate in the Plan and purchase Shares only by means of payroll deductions and may not make any separate cash payment into his or her account.

(d)          No Participant may be granted Purchase Rights under the Plan or any other Code Section 423 employee stock purchase plan of the Company, or of any parent or subsidiary corporation (as those terms are defined for purposes of Section 423(b) of the Code) of the Company, with respect to more than $25,000.00 worth of Shares for any calendar year in which such Purchase Rights to purchase Shares are outstanding pursuant to the terms of the Plan. The foregoing $25,000.00 limit is determined according to the Fair Market Value of the Shares on the first day (grant date) of the Offering Period. Participants will be notified if these limitations become applicable to them.

(e)          The maximum number of Shares that may be purchased by any Employee during any Offering Period shall not exceed 25% of the Employee’s Compensation in effect as of the January 1st preceding such Offering Period, in either case, divided by the Fair Market Value of the Company’s Shares as determined on the first day of such Offering Period.

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(f)          So long as a Participant remains an Employee of a Designated Company eligible to participate in the Plan, Contributions will continue in effect from Offering Period to Offering Period unless the Participant:

(i)          on or before the end of the current Offering Period, elects a different contribution percentage by providing a new Participation Form to the Plan Administrator; such change in contribution percentage will become effective by the beginning of the next Offering Period following the Plan Administrator’s receipt of the Participant’s new Participation Form; or

(ii)         withdraws in accordance with Section 10.

(g)          Unless a Participant elects a different rate of Contributions as permitted by Section 6(f)(i), elects to withdraw prior to ten business days before the end of the current Offering Period as permitted under Section 10, or otherwise terminates employment with the Designated Company, the Participant’s Contributions will continue throughout the next Offering Period and his or her Purchase Right to purchase Shares will be deemed to be fully and automatically exercised on the last day of such Offering Period with respect to Contributions made during that period. Notwithstanding the foregoing, the Company may decrease a Participant’s rate of Contributions to 0% at such time during any Offering Period to the extent necessary to comply with Code Section 423(b)(8) and Sections 6(d) and 6(e) of the Plan.

(h)          Notwithstanding anything to the contrary contained herein, a Participant on an Approved Leave of Absence may immediately withdraw from the Plan and have his or her account balance immediately returned to him or her, discontinue contributions to the Plan as described in Sections 10(c)(i) and 10(c)(ii) below, or make a separate cash payment into his or her account as described in Section 10(c)(iii) below.

7.	Purchase Price.

(a)          On the first day of each Offering Period, a Participant is deemed to have been granted a Purchase Right to purchase at the Purchase Price on the last day of the Offering Period as many whole Shares as such Participant will be able to purchase with the Contributions credited to such Participant’s account during that Offering Period.

(b)          The number of Shares purchasable by each Participant per Offering Period will be the number of whole Shares obtained by dividing the amount collected from the Participant under the Plan for that Offering Period by the Purchase Price in effect for that Offering Period.

8.	Exercise of Purchase Right.

(a)          Each outstanding Purchase Right will be exercised automatically on the Exercise Date. The exercise of the Purchase Right is to be effected by applying the Contributions credited to each Participant’s account as of the Exercise Date to the purchase on the Exercise Date of whole Shares at the purchase price in effect for the Offering Period.

(b)          Fractional Shares will not be issued under the Plan, and any Contributions remaining in the Participant’s account after such application (i.e., Contributions not sufficient to purchase a whole Common Share) will be held for the purchase of Shares in the next Offering Period, subject to Section 10 below.

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(c)          If the number of Shares for which Purchase Rights are exercised exceeds the number of Shares remaining available in any Offering Period under the Plan, the Shares available for sale will be allocated by the Plan Administrator pro rata among the Participants in such Offering Period in proportion to the relative Contributions in their accounts, subject to rounding to allocate only whole Shares. Any Contributions not thereby applied to the purchase of Shares under the Plan will be refunded to the Participants after the end of the Offering Period without interest.

9.	Delivery.

As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Company shall deliver (by electronic or other means) to the Participant a record of the Shares purchased, except as specified below. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that Shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares or to restrict transfer of such Shares.

10.	Withdrawal and Termination of Purchase Rights.

(a)          A Participant may withdraw (i.e., terminate his or her Contributions) by providing a notice of withdrawal to the Plan Administrator at any time prior to 10 business days before the end of the current Offering Period. Such notice shall be through a form, electronic authorization or other withdrawal means (the “Withdrawal Form”) provided by the Plan Administrator for that purpose, and shall be effective by the tenth business day after it is received by the Plan Administrator. The Withdrawal Form will permit a Participant to make the following election:

(i)          The Participant may elect to stop the Participant’s Contributions under the Plan and use all of the Contributions credited to such Participant’s account to purchase on the Exercise Date whole Shares at the Purchase Price in effect for the Offering Period. If this election is made, the Company shall distribute to such Participant after such Offering Period any Contributions which remain after such purchase on account of being insufficient to purchase a whole Common Share at the applicable Purchase Price, unless the Participant has re-enrolled in the Plan, in which case such Contributions shall be used to purchase Shares in the new Offering Period.

(ii)         The Participant may elect to continue his or her participation in the Plan through the end of the current Offering Period, and thus exercise such Participant’s outstanding Purchase Rights on the following Exercise Date, but terminate his or her participation in the Plan for subsequent Offering Periods. Contributions for such a Participant will continue until the end of the current Offering Period. If this election is made, the Company shall distribute to such Participant after such Offering Period any Contributions which remain in the Participant’s account after the purchase of Shares on the Exercise Date on account of being insufficient to purchase a whole Common Share at the applicable Purchase Price, unless the Participant has re-enrolled in the Plan, in which case such Contributions shall be used to purchase Shares in the new Offering Period.

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(b)          Any Participant who withdraws from the Plan pursuant to Section 10(a) will not be eligible to rejoin the Plan for the Offering Period under way at the time of withdrawal, and will have to re-enroll in the Plan by completing and providing to the Plan Administrator a new Participation Form should such individual wish to resume participation in a subsequent Offering Period.

(c)          A Participant who goes on an Approved Leave of Absence before the end of the Current Offering Period in which he or she is participating may elect to change Participant’s participation in the Plan as follows:

(i)          Immediately withdraw from the Plan, including a withdrawal of the Participant’s entire balance credited to his or her account as of the date such Approved Leave of Absence begins;

(ii)         Discontinue contributions to the Plan but remain a Participant in the Plan through the earlier of (A) the Exercise Date of the current Offering Period, or (B) the close of business on the 90th day of such Approved Leave of Absence unless the Participant has returned to regular employment prior to such date; or

(iii)        Remain a Participant in the Plan during such Approved Leave of Absence through the earlier of (A) the date the Participant’s participation is otherwise terminated pursuant to the Plan or (B) the close of business on the 90th day of such Approved Leave of Absence unless the Participant has returned to regular employment prior to such date; provided the Participant remits to the Company on a bi-weekly basis an amount necessary to satisfy the Participant’s current contribution levels as determined by reference to the Participant’s most recently submitted Participation Form. Participant’s failure to remit to the Company any amount due within ten calendar days of the contribution due date, shall result in the immediate termination of Participant’s participation in the Plan and all Contributions previously collected from such Participant will be refunded without interest.

(d)          If a Participant ceases to be an Employee of the Company for any reason during an Offering Period, including termination due to disability or continuation of an Approved Leave of Absence beyond 90 days (or if later, until such time as the Participant no longer has a contractual or statutory right to return to employment), his or her outstanding Purchase Right will immediately terminate, his or her Contributions will immediately cease, and all Contributions previously collected from such Participant during such Offering Period under the terminated Purchase Right will be refunded without interest.

11.	Rights as Shareholder.

A Participant is not a shareholder, and does not have any rights of a shareholder, with respect to any Shares subject to Purchase Rights under the Plan until the Participant exercises his or her Purchase Right and certificates representing such Shares have been issued, and then only with respect to whole Shares issued to the Participant or credited to the Participant’s account. Thus, a Participant will not have a right to any dividend or distribution on those Shares made prior to the Exercise Date.

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12.	Notice by Participants of Disqualifying Dispositions.

As a condition for Plan participation, each Participant agrees that he or she shall notify the Company immediately after any sale or transfer of Shares that are purchased through the Plan and which are sold within the two year period beginning with the Offering Period in which the Shares were purchased.

13.	Plan Administration.

(a)          The Plan shall be administered by the Board or a committee or person appointed by the Board.

(b)          The Board shall have the plenary power, subject to, and within the limits of, the express provisions of the Plan:

(i)          to determine the commencement and termination date of the offering of Shares under the Plan;

(ii)         to interpret the terms of the Plan and the rights granted under it, establish, amend and revoke rules for the administration of the Plan and correct or reconcile any defect, omission or inconsistency in the Plan;

(iii)        to amend the Plan as provided in Section 16; and

(iv)        to exercise such powers and to perform such acts as the Board deems necessary or expedient to carry out the purposes of the Plan or to promote the best interests of the Company.

(c)          The Board may delegate all or part of its authority to administer the Plan to the Plan Administrator, who may in turn delegate the day-to-day operations of the Plan to the Custodian or any other person or entity the Plan Administrator designates. In such an event, the Custodian will establish and maintain, as agent for the Participants, accounts for the purpose of holding Shares as may be necessary or desirable for the administration of the Plan for those Participants electing to have the Custodian hold the Shares they acquire under the Plan.

(d)          The Board may waive or modify any requirement that a notice or election be made, provided or filed under the Plan by a specified period in advance in an individual case or by adoption of a rule or regulation under the Plan, without the necessity of an amendment to the Plan.

14.	Transferability.

(a)          Any account maintained by or for the benefit of a Participant with respect to Shares acquired pursuant to the Plan may only be in the name of the Participant.

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(b)          Neither Contributions credited to a Participant’s account nor any Purchase Rights or other rights to acquire Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of by Participants other than by will or the laws of descent and distribution and Purchase Rights may be exercised only by a Participant during the lifetime of a Participant.

15.	Adjustments upon Special Corporate Events.

(a)          Changes in Capitalization. To prevent dilution or enlargement of the rights of Participants under the Plan, appropriate adjustments shall be made in the event any change is made to the Company’s outstanding Shares (or other securities then subject to the Plan or any Purchase Right) by reason of any stock dividend, stock split, combination of Shares, exchange of Shares, change in corporate structure, merger, reorganization, recapitalization, dividend in property other than cash, liquidating dividend or other change in the Shares effected without the Company’s receipt of consideration. Adjustments shall be made to the maximum number and class of securities issuable under the Plan and the number and class of securities and price per share in effect under each outstanding Purchase Right. Any such adjustments will be made by the Board, and its determination of the appropriate adjustments shall be made in its sole discretion. Any adjustments hereunder shall be made by the Board or its delegatee, whose determination in that respect shall be final, binding, and conclusive.

(b)          Dissolution or Liquidation; Change in Control; Sale or Spin-off of Designated Company. In the event of the proposed dissolution or liquidation of the Company or a Change in Control, the then-current Offering Period will terminate immediately prior to the consummation of such event, (unless otherwise provided by the Board or the Committee) in which event all outstanding options shall automatically terminate and all Contributions will be refunded without interest to the participants. Notwithstanding the foregoing, the Company may in its discretion provide that all options may be (1) automatically exercised without participant consent, (2) substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case with the assumed or new option containing such terms and provisions as shall be required substantially to preserve the rights and benefits of all options held by participating Employees during the then-current Offering Period, or (3) treated in any other manner the Board deems appropriate. Additionally, in the event of the sale or spin-off of a Designated Company, or the sale or spin-off of a business division or unit of a Designated Company such that the Designated Company or the business division or unit of a Designated Company is no longer under the control of the Company, and, in either case, the transaction results in the Participant no longer being employed by the Company or an Affiliate of the Company, the Company may, in its discretion, shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or by cancelling each outstanding right to purchase and refunding all sums collected from Participants during the Offering Period then in progress. If the Company shortens the Offering Period then in progress, the Company shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this Section, an option granted or assumed by a successor corporation shall be deemed to substantially preserve the rights and benefits of options held by participants if, following the sale of assets or securities or consummation of a merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to such transaction, the consideration (whether stock, cash or other securities or property) received in the transaction by holders of Shares held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Company may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares upon the transaction.

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(c)          Conclusiveness of Determinations. Any adjustments hereunder shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive.

16.	Amendment and Termination.

(a)          The Board may terminate or amend the Plan and any Purchase Rights at any time and from time to time; provided, however, (1) such termination or amendment may not impair any rights and obligations under Purchase Rights previously granted under the Plan without the consent of each of the affected Participants, and (2) any amendment that increases the number of Shares reserved for issuance upon exercise of Purchase Rights under the Plan (except pursuant to Section 15, and any other changes authorized by the Plan to be made by the Board or the Plan Administrator) or changes the eligibility requirements for participation in the Plan, shall be subject to shareholder approval to the extent required by the Code. The Board may, from time to time, select Designated Companies that may participate in the Plan. The Plan expressly contemplates that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the benefits provided or to be provided under the provisions of the Code and the regulations promulgated under the Code relating to employee stock purchase plans and/or to bring the Plan and/or the Purchase Rights into compliance with those provisions and regulations.

(b)          No amendment providing additional benefits to any present or future Participants or employees regarding eligibility, Plan limits, any Purchase Price, the basis of individual entitlement, or the provisions affecting any variations of share capital shall be made without the prior approval of the Company in general meeting unless the amendment is made to obtain approval under the Internal Revenue Code or any other enactment, or to take account of the provisions of any proposed or existing legislation, law or other regulatory requirements, or to take advantage of any changes to the legislation, law or other regulatory requirements, or to obtain or maintain favorable taxation, exchange control or regulatory treatment of the Company, any Subsidiary or any Participant or to make minor amendments to render more efficient the administration of the Plan.

(c)          If not sooner terminated by the Board or terminated by expiration, the Plan shall terminate at the time Purchase Rights have been exercised with respect to all Shares reserved for acquisition under the Plan. Unless sooner terminated, the Plan shall terminate ten years after its Effective Date. No Purchase Rights may be granted under the Plan after it is terminated.

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17.	Shareholder Approval.

The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

18.	No Employment Rights; Not Compensation for Employee Benefit Plans.

(a)          Participation in the Plan will not impose any obligations upon the Company to continue the employment of a Participant for any specific period and will not affect the right of the Company to terminate a Participant’s employment at any time, with or without cause.

(b)          Any benefits under the Purchase Rights or options experienced by any Participant shall not form part of the income of such Participants for the purpose of severance pay, pensions or other bonuses or benefits.

19.	Costs.

Costs and expenses incurred in the administration of the Plan and the maintenance of accounts with the Custodian will be paid by the Company, to the extent provided in this Section 19. Any brokerage fees and commissions for the purchase of Shares under the Plan will be paid by the Company, but any brokerage fees and commissions for the sale of Shares acquired under the Plan by a Participant will be borne by such Participant.

20.	Reports.

After the close of each Offering Period, each Participant in the Plan will receive a report indicating the amount of the Participant’s Contributions during the Offering Period, the amount of the Contributions applied to the purchase of Shares for the Offering Period, and the purchase price per Share in effect for the Offering Period. Payroll deductions shall be made on an after-tax basis. The Company shall have the right, as a condition of exercise, to make such provision as it deems necessary to satisfy its obligations to withhold federal, state and local income or other taxes incurred by reason of the purchase or disposition of shares of Common Stock under the Plan. The Company in its discretion may, to the extent permitted by law, satisfy its withholding obligations by deduction from any payment of any kind due to the Participant or by withholding shares of Common Stock purchased under the Plan (but not in excess of the minimum statutory amounts or such greater amounts that, in the discretion of the Company, would not results in adverse accounting consequences to the Company). By electing to participate in the Plan, each Participant agrees to provide such information about any transfer of any shares of Common Stock acquired under the Plan as may be requested by the Company or any Subsidiary in order to assist it in complying with applicable tax laws.

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21.	Taxes; Section 409A.

(a)          Payroll deductions shall be made on an after-tax basis. The Company shall have the right, as a condition of exercise, to make such provision as it deems necessary to satisfy its obligations to withhold federal, state and local income or other taxes incurred by reason of the purchase or disposition of Shares under the Plan. The Company in its discretion may, to the extent permitted by law, satisfy its withholding obligations by deduction from any payment of any kind due to the Participant or by withholding Shares purchased under the Plan (but not in excess of the minimum statutory amounts or such greater amounts that, in the discretion of the Company, would not result in adverse accounting consequences to the Company). By electing to participate in the Plan, each Participant agrees to provide such information about any transfer of any shares of Common Stock acquired under the Plan as may be requested by the Company or any Subsidiary in order to assist it in complying with applicable tax laws.

(b)          The Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Plan Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Plan Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Plan Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Plan Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the option to purchase Shares under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto. The Company makes no representation that the option to purchase Shares under the Plan is compliant with Code Section 409A.

22.	Conditions Upon Issuance of Shares.

Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.	Governing Law.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of California (except its choice-of-law provisions).

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24.	Compliance With Legal and Other Requirements.

The Plan, the granting and exercising of Purchase Rights under the Plan, and the obligations of the Company, the Plan Administrator and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Shares upon exercise of Purchase Rights until completion of registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any automated quotation system or stock exchange upon which the Shares or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations. If the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of Purchase Rights unless and until such authority is obtained.

25.	Indemnification.

To the extent permitted, the Company shall indemnify and save harmless the Board, Plan Administrator and Custodian members who are officers, directors, shareholders or Employees of the Company or any Subsidiary against any liabilities incurred by them in the exercise and performance of their powers and duties under the Plan.

26.	Notices and Agreements.

Any notices or agreements provided for in the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, three days after deposit in the United States mail, postage prepaid.

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EXHIBIT A

Designated Companies

Ekso Bionics, Inc.

Ekso Bionics Holdings, Inc.

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The Company’s Board of Directors has adopted the Plan as of this 26th day of April, 2017, and in witness hereof, the Company has caused this Plan to be executed in its name and on its behalf as of such date, by its duly authorized officer.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Thomas Looby
Name:	Thomas Looby
Title:	President and Chief Executive Officer

Witness:

By:	/s/ Allison Gonzales
Name:	Allison Gonzales

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Appendix B

Ekso Bionics Holdings, Inc.

Amended and Restated 2014 EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services for the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.           Definitions. As used herein, the following definitions will apply:

(a)          “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b)          “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)          “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)          “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)          “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)          “Board” means the Board of Directors of the Company.

(g)          “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)	A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii)	The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii)	The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).

(h)          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)          “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)          “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k)          “Company” means Ekso Bionics Holdings, Inc., a Nevada corporation, or any successor thereto.

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(l)          “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m)          “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n)          “Director” means a member of the Board.

(o)          “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time. The Administrator, in its discretion, may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of “Disability” in Treas. Reg. Section 1.409A.-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.

(p)          “Effective Date” shall have the meaning set forth in Section 18 hereof.

(q)          “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(s)          “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(t)          “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(u)          “Fiscal Year” means the fiscal year of the Company.

(v)          “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(w)          “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

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(x)          “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(y)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)          “Option” means a stock option granted pursuant to Section 6 hereof.

(aa)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb)         “Participant” means the holder of an outstanding Award.

(cc)         “Performance Award” means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

(dd)         “Performance Goals” will have the meaning set forth in Section 11 hereof.

(ee)          “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(ff)           “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(gg)          “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(hh)          “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(ii)           “Plan” means this Amended and Restated 2014 Equity Incentive Plan.

(jj)           “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(kk)         “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ll)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)        “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)          “Service Provider” means an Employee, Director, or Consultant.

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(oo)         “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(pp)         “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(qq)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Stock Subject to the Plan.

(a)          Reserved Shares. Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Four Million Seven Hundred Fourteen Thousand Two Hundred Eighty Five (4,714,285). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)          Lapsed Awards. Except as otherwise provided this in Section, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or Stock Appreciation Right or (z) Shares repurchased on the open market with the proceeds of an Option exercise. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c)          Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

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4.          Administration of the Plan.

(a)          Procedure.

(i)	Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, and if the Company is then a “publicly held corporation” as defined therein, the Plan will be administered by a Committee consisting solely of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)	Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)          Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)	to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)	to modify or amend each Award (subject to Section 19(c) hereof);

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(viii)	to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)          Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Service Providers, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Service Providers outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Service Providers outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (and any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share limit described in Section 3 of this Plan or the individual award limits contained in Section 5 of this Plan; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

(d)          Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final, binding and conclusive on all Participants and any other holders of Awards.

5.          Award Eligibility and Limitations.

(a)          General Rule. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards may be granted to Service Providers as determined by the Administrator in its discretion. Incentive Stock Options may be granted only to Employees. No Participant or any other person shall have any claim to be granted an Award under the Plan at any time, and the Company is not obligated to extend uniform treatment to Participants under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

(b)          Special Rule Regarding 2014 Merger. As soon as practicable after the later of the Effective Date or the effective time of that certain Agreement and Plan of Merger and Reorganization, dated as of January 15, 2014 to which the Company is a party, the Company shall take or cause to be taken appropriate actions (i) to collect the options (and the agreements evidencing such options) issued under the Berkeley Exotech, Inc. 2007 Equity Incentive Plan, as amended from time to time, and outstanding immediately prior to the effective time of such merger agreement, and (ii) provided such options are canceled (or deemed to be canceled) pursuant to the terms of such merger agreement and equity incentive plan, the Administrator shall issue or cause to be issued to the holder of each such canceled option, an Award on such terms as the Administrator terms necessary, consistent with the terms of the Plan, to comply with the provisions of Section 1.8 of such merger agreement.

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(c)          Limitations. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i)	The maximum number of Shares subject to Options or Stock Appreciation Rights that can be awarded under the Plan to any person eligible for an Award under this Section 5 is 285,714 per the Company’s Fiscal Year;

(ii)	The maximum number of Shares that can be awarded under the Plan, other than pursuant to an Option or Stock Appreciation Rights, to any person eligible for an Award under this Section 5 is 285,714 per the Company’s Fiscal Year;

(iii)	The maximum Performance Award opportunity that may be granted to any Participant in any Company Fiscal Year which relates to Performance Units and is payable in cash shall not exceed $5 Million;

(iv)	The preceding limitations in this Section 5(c) are subject to adjustment as provided in Section 14 hereof.

6.          Stock Options.

(a)          Limitations.

(i)	Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)	Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b)          Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(c)          Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)	Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d)          Exercise of Option.

(i)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement, if any, or by operation of this Section 6(d)(ii), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.          Stock Appreciation Rights.

(a)          Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)          Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)          Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d)          Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)          Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to the exercise of Stock Appreciation Rights.

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(f)          Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e,, the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii)	The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.          Restricted Stock.

(a)          Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)          Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)          Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d)          Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)          Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)          Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g)          Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

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(h)          Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i)          Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may condition the lapse of restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9.          Restricted Stock Units.

(a)          Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b)          Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c)          Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)          Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)          Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)          Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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10.         Performance Units and Performance Shares.

(a)          Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b)          Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)          Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)          Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)          Form and Timing of Payment of Performance Units/Shares. Unless otherwise specified in an applicable Award Agreement, payment of earned and vested Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, but in no event later than two and one-half months after the end of the Company’s taxable year to which such Performance Period relates, or if later, the end of the year in which such Performance Units/Shares are no longer subject to a substantial risk of forfeiture. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)          Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)          Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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11.         Performance-Based Compensation Under Code Section 162(m).

(a)          General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b)          Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, (x) total shareholder return, (xi) EBITDA, (xii) revenue or market share, (xiii) budget achievement, (xiv) achieving a level of productivity, (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets, (xvi) scientific or regulatory achievements, (xvii) implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators, (xviii) introducing products into one or more new markets, (xix) expense reduction or cost savings, and (xx) productivity improvements. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c)          Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period but in no event later than December 31 of the year in which such Performance Period ends or, if later, the date that is two and one-half months after the end of such Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period and pay any amount to which a Participant is entitled under an Award with respect to such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

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(d)          Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12.         Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.         Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

14.         Adjustments; Dissolution or Liquidation; Merger or Change in Control; 2014 Merger.

(a)          Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)          Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. Notwithstanding anything in this Section 14(c) to the contrary, upon the occurrence of a Change in Control, the Administrator may, but shall not be obligated to accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award..

(d)          Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the purchase price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

15.         Tax Withholding

(a)          Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

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(b)          Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.         No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.         Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.         Term of Plan. Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

19.         Amendment and Termination of the Plan.

(a)          Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)          Stockholder Approval. The Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c)          Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

B-17

20.         Conditions Upon Issuance of Shares.

(a)          Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)          Limitation on Exercise of Options or Stock Appreciation Rights. Notwithstanding the terms of any Award Agreement to the contrary, the Administrator shall have the absolute discretion to impose a “blackout” period on the exercise of an Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option or Stock Appreciation Right shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the Option’s or Stock Appreciation Right’s expiration date but only if within 30 days thereafter the Company makes a cash payment to each affected Participant in an amount equal to the value of the Option or Stock Appreciation Right (as determined by the Administrator) immediately before its expiration and to the extent then vested and exercisable.

(c)          Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(d)          Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

21.         Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.         Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

23.         Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

B-18

24.         Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25.         409A. This Plan and the Awards granted hereunder are intended to either comply with, or be exempt from, the requirements of Section 409A of the Code and the rules and regulations promulgated thereunder, and shall be interpreted in a manner consistent with that intention. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment of nonqualified deferred compensation that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then any such payment shall be delayed and paid without interest on the first to occur of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with, or are exempt from, Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Service Provider on account of Section 409A or any other provision of the Code.

26.         Governing Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfies the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

B-19

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29498-P93712 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EKSO BIONICS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven Sherman
02) Thomas Looby
03) Daniel Boren
04) Marilyn Hamilton
05) Howard Palefsky
06) Jack Peurach
07) Stanley Stern
08) Amy Wendell

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 20, 2017:
The Notice of the 2017 Annual Meeting, the 2017 Proxy Statement and the 2016 Annual Report are available at www.proxyvote.com.

E29499-P93712

EKSO BIONICS HOLDINGS, INC.
Annual Meeting of Shareholders
June 20, 2017 8:30 AM, PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas Looby and Maximilian Scheder-Bieschin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EKSO BIONICS HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, PDT on June 20, 2017, at the offices of the company, located at 1414 Harbour Way South, Suite 1201, Richmond, CA 94804, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.1